U.S. Bank National Association
601 Second Avenue South
Minneapolis, Minnesota 55402-4302


October 20, 1999


Securities and Exchange Commission                   Via EDGAR
450 Fifth Street NW
Washington, DC 20549

Re:      First American Investment Funds, Inc.
         File No. 33-16905 and 811-05309

Enclosed for filing on behalf of the above referenced registered investment company is a Form N-14 for the registration of securities issued in a business combination transaction.

Please note that the above referenced registered investment company is registering shares to be issued in three separate business combination transactions. Therefore, this is one of three separate filings made on this date on behalf of the same registrant under the same CIK and CCC codes. Please contact the undersigned at (612) 973-0153 if you require additional information.


U.S. Bank National Association


By:          /s/  Thomas A. Berreman
    ----------------------------------------
                  Thomas A. Berreman
                  Corporate Counsel

Draft - Small Cap Value
                                                   Registration No. 333-

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 20, 1999

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       Pre-Effective Amendment No. ___ [ ]
                      Post-Effective Amendment No. ___ [ ]

                        (Check appropriate box or boxes)

                Exact name of Registrant as Specified in Charter:

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                         Area Code and Telephone Number:

                                 (610) 254-1924

                     Address of Principal Executive Offices:

                            Oaks, Pennsylvania 19456

                     Name and Address of Agent for Service:

                                   Mark Nagle
                           c/o SEI Investments Company
                            Oaks, Pennsylvania 19456

                                   COPIES TO:

          Thomas A. Berreman, Esq.           Kathleen L. Prudhomme, Esq.
          U.S. Bancorp                       Dorsey & Whitney LLP
          601 Second Avenue South            220 South Sixth Street
          Minneapolis, Minnesota 55402       Minneapolis, Minnesota 55402

                     Title of Securities Being Registered:

                        Common stock, par value $0.0001

       No filing fee is required because of reliance by the Registrant on
             Section 24f-2 under the Investment Company Act of 1940.

                  Approximate Date of Proposed Public Offering:

      As soon as possible following the effective date of this Registration Statement. It is proposed that this filing become effective on November 19,
               1999 (30 days after filing) pursuant to Rule 488.

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                       REGISTRATION STATEMENT ON FORM N-14

                              CROSS REFERENCE SHEET

                          (AS REQUIRED BY RULE 481(a))

                                                     PROSPECTUS/PROXY
PART A OF FORM N-14                                  STATEMENT CAPTION
-------------------                                  -----------------

1   Beginning of Registration Statement              Cross Reference Sheet and Cover
    and Outside Front Cover Page of Prospectus       Page

2.  Beginning and Outside Back Cover Page
    of Prospectus                                    Table of Contents

3.  Synopsis Information and Risk Factors            Summary; Risk Factors

4.  Information about the Transaction                Summary; Information About the
                                                     Reorganization; Voting Information

5.  Information about the Registrant                 Inside Front Cover (Incorporation by
                                                     Reference); Summary; Information
                                                     About the Regional Equity Fund,
                                                     the Micro Cap Value and the Small
                                                     Cap Value Fund

6.  Information about the Company                    Inside Front Cover (Incorporation by
     beingAcquired                                   Reference); Summary; Information
                                                     About the Regional Equity Fund,
                                                     the Micro Cap Value and the Small
                                                     Cap Value Fund

7.  Voting Information                               Summary; Information About the
                                                     Reorganization; Voting Information

8.  Interest of Certain Persons and Experts          Voting Information

9.  Additional Information                           Not Applicable

                                                     STATEMENT OF ADDITIONAL
PART B OF FORM N-14                                  INFORMATION CAPTION
-------------------                                  -------------------

10.  Cover Page                                      Cover Page

11.  Table of Contents                               Not Applicable

12.  Additional Information about the Registrant     Cover Page (Incorporation by
                                                     Reference)

13.  Additional Information about the Company
     Being Acquired                                  Cover Page (Incorporation by
                                                     Reference)

14.  Financial Statements                            Cover Page (Incorporation by
                                                     Reference)

PART C OF FORM N-14

Information required to be included in Part C is set forth under the appropriate item in Part C of this Registration Statement.

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                       REGISTRATION STATEMENT ON FORM N-14



                                     PART A
                               PRESIDENT'S LETTER

                 NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

                           PROSPECTUS/PROXY STATEMENT



            CURRENT RETAIL CLASS PROSPECTUS OF SMALL CAP VALUE FUND,
                 REGIONAL EQUITY FUND AND MICRO CAP VALUE FUND

            CURRENT INSTITUTIONAL CLASS PROSPECTUS OF SMALL CAP VALUE
              FUND, REGIONAL EQUITY FUND AND MICRO CAP VALUE FUND

             ANNUAL REPORT OF FIRST AMERICAN INVESTMENT FUNDS, INC.
                  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998

                                                               November 29, 1999

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                            OAKS, PENNSYLVANIA 19456
                                 (800) 637-2548

To the Shareholders of Regional Equity Fund and Micro Cap Value Fund:

Enclosed with this letter is a proxy voting ballot, a Prospectus/Proxy Statement and related information concerning a Special Joint Meeting of Shareholders of the Regional Equity Fund and the Micro Cap Value Fund of First American Investment Funds, Inc. ("First American") to be held on January 14, 2000. The purpose of this Special Meeting is to submit to shareholders of each of the Funds a proposal to combine each of the Funds with and into First American's Small Cap Value Fund by means of the reorganization described in the Prospectus/Proxy Statement.

If the proposed combination of Funds is approved, you will receive the same class of shares in Small Cap Value Fund that you currently hold in Regional Equity Fund and/or Micro Cap Value Fund. The exchange of shares will take place on the basis of the relative net asset values per share of the respective classes of the three Funds. Investment advisory fees, sales charges, and Rule 12b-1 distribution and shareholder servicing fees all will remain unchanged.

At June 30, 1999, Regional Equity Fund had net assets of approximately $214 million, Micro Cap Value Fund had net assets of approximately $73 million, and Small Cap Value Fund had net assets of approximately $357 million. As described in the Prospectus/Proxy Statement, First American's Board of Directors believes that the proposed combination of Funds is in the best interests of Regional Equity Fund and Micro Cap Value Fund shareholders because, among other things, it is expected to lower the total expense ratio experienced by such shareholders (before fee waivers, if any) due to the economies of scale associated with becoming part of a larger Fund.

The investment objectives of the three Funds are identical in that they seek capital appreciation by investing primarily in equity securities. However, there are significant differences in the investment strategies used by the Funds to achieve this objective. Shareholders should carefully consider both the similarities and the differences between the Funds. These similarities and differences, as well as other important information concerning the proposed combination of Funds, are described in detail in the Prospectus/Proxy Statement, which you are encouraged to review carefully. If you have any additional questions, please call your account administrator, investment sales representative, or First American directly at 1-800-637-2548.

First American's Board of Directors has approved the proposed combination of Funds and recommends it for your approval. I encourage you to vote in favor of the proposal, and ask that you please send your completed proxy ballot in as soon as possible to help save the cost of additional solicitations. As always, we thank you for your confidence and support.

Sincerely,


Mark Nagle
President

                              WHAT YOU SHOULD KNOW
                         ABOUT THIS PROPOSED FUND MERGER

FIRST AMERICAN AND THE FUND'S BOARD OF DIRECTORS ENCOURAGE YOU TO READ THE ENCLOSED PROXY STATEMENT CAREFULLY. THE FOLLOWING IS A BRIEF OVERVIEW OF THE KEY ISSUES.

WHY IS MY FUND HOLDING A SPECIAL SHAREHOLDERS MEETING?

The reason for the meeting is so that shareholders of First American's Regional Equity Fund and Micro Cap Value Fund can decide whether or not to reorganize their funds. If shareholders decide in favor of the proposal, Regional Equity Fund and Micro Cap Value Fund will each merge with Small Cap Value Fund, another similar mutual fund in the First American fund family, and you will become a shareholder of Small Cap Value Fund.

WHAT ARE THE ADVANTAGES OF MERGING THE FUNDS?

There are two key potential advantages:

|_| By combining the Funds, shareholders may enjoy lower overall expense ratios over time. Larger funds tend to enjoy economies of scale by spreading the fixed costs of fund operations over a larger asset base.

|_| These lower costs may lead to stronger performance, since total return to a fund's shareholders is net of fund expenses.

The potential benefits and possible disadvantages are explained in more detail in the enclosed proxy statement.

HOW ARE THESE THREE FUNDS ALIKE?

The investment objectives of the Funds are identical; each has an objective of capital appreciation. However, there are significant differences in investment strategy:

|_| Regional Equity Fund invests primarily in equity securities of companies headquartered in Minnesota, North and South Dakota, Montana, Wisconsin, Michigan, Iowa, Nebraska, Colorado and Illinois that have market capitalization of less than $1 billion at the time of purchase.

|_| Small Cap Value Fund also invests in equity securities of companies that have market capitalization of less than $1 billion at the time of purchase, but enjoys greater flexibility in meeting its investment objectives as it is not constrained by the location of the companies in whose equity securities it invests.

|_| Micro Cap Value Fund, on the other hand, invests primarily in equity securities of very small capitalization companies, defined as companies that have market capitalizations of less than $500 million at the time of purchase, without regard to the location of the companies' headquarters.

WHAT HAPPENS IF SHAREHOLDERS DECIDE IN FAVOR OF A MERGER?

A closing date will be set for the reorganization. Shareholders will receive full and fractional shares of Small Cap Value Fund of the same class as, and equal in value to, the shares of Regional Equity Fund or Micro Cap Value Fund that they owned on the closing date.

IF THE FUNDS MERGE, WILL THERE BE TAX CONSEQUENCES FOR ME?

Before the closing of the reorganization, First American will have received an opinion from its counsel, Dorsey & Whitney LLP, that the transaction will qualify as a tax-free reorganization. Consequently, the shareholders of Regional Equity Fund and Micro Cap Value Fund will not recognize gain or loss for federal income tax purposes on the exchange of their shares for the shares of Small Cap Value Fund in the reorganization.

However, you should consult your own tax advisor regarding any possible effect a reorganization might have on you, given your personal circumstances particularly regarding state and local taxes.

WHO WILL PAY FOR THIS REORGANIZATION?

The expenses of the reorganization, including legal expenses, printing, packaging and postage, plus the costs of any supplementary solicitation, will be borne by First American Asset Management, investment adviser for the Funds.

WHAT DOES THE FIRST AMERICAN BOARD OF DIRECTORS RECOMMEND?

The Board believes you should vote in favor of the reorganization. Before you do, however, be sure to study the issues involved and call us with any questions, then vote promptly to ensure that a quorum of each of the Regional Equity Fund and Micro Cap Value Fund shares will be represented at the Funds' special joint shareholders meeting.

WHERE DO I GET MORE INFORMATION ABOUT FIRST AMERICAN SMALL CAP VALUE FUND?

|_|  Please call Investor Services toll-free at 1-800-637-2548.

                 REGIONAL EQUITY FUND AND MICRO CAP VALUE FUND
                          SEPARATELY MANAGED SERIES OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                            OAKS, PENNSYLVANIA 19456
                                 (800) 637-2548


                       ----------------------------------

                 NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 14, 2000

                       ----------------------------------

NOTICE IS HEREBY GIVEN that a special joint meeting of shareholders of Regional Equity Fund and Micro Cap Value Fund (the "Acquired Funds"), each a separately managed series of First American Investment Funds, Inc. ("First American"), will be held at 11:00 a.m. Eastern Time, on Friday, January 14, 2000, at the offices of SEI Investments Company, Oaks, Pennsylvania, First Floor, Management Conference Room. The purpose of the special meeting is as follows:

     1. To consider and vote on a proposed Agreement and Plan of Reorganization (the "Plan") providing for (a) the acquisition of all of the assets and the assumption of all liabilities of each Acquired Fund by the Small Cap Value Fund, a separately managed series of First American, in exchange for shares of common stock of the Small Cap Value Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less the liabilities assumed) of the Acquired Funds, (b) the liquidation of the Acquired Funds and the pro rata distribution of the Small Cap Value Fund shares to Acquired Fund shareholders. Under the Plan, Regional Equity Fund and Micro Cap Value Fund shareholders will receive the same class of shares of the Small Cap Value Fund that they held in the Regional Equity Fund or Micro Cap Value Fund, having a net asset value equal as of the effective time of the Plan to the net asset value of their Regional Equity Fund or Micro Cap Value Fund shares. A vote in favor of the Plan will be considered a vote in favor of an amendment to the articles of incorporation of First American required to effect the reorganization contemplated by the Plan.

     2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Even if Regional Equity Fund and Micro Cap Value Fund shareholders vote to approve the Plan, consummation of the Plan is subject to certain other conditions. See "Information About the Reorganization -- Plan of Reorganization" in the attached Prospectus/Proxy Statement.

                    THE BOARD OF DIRECTORS OF FIRST AMERICAN
                        RECOMMENDS APPROVAL OF THE PLAN.

The close of business on November 17, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Prospectus/Proxy Statement in the section entitled "Voting Information."

                                       By Order of the Board of Directors,

                                       Michael J. Radmer
                                       Secretary

November 29, 1999

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                            OAKS, PENNSYLVANIA 19456
                                 (800) 637-2548

                           PROSPECTUS/PROXY STATEMENT
                             DATED NOVEMBER 29, 1999

                          ACQUISITION OF THE ASSETS OF
                              REGIONAL EQUITY FUND
                                       AND
                              MICRO CAP VALUE FUND
                       EACH A SEPARATELY MANAGED SERIES OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                        BY AND IN EXCHANGE FOR SHARES OF
                              SMALL CAP VALUE FUND
                         A SEPARATELY MANAGED SERIES OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.

This Prospectus/Proxy Statement is being furnished to the shareholders of Regional Equity Fund and Micro Cap Value Fund (collectively the "Acquired Funds"), each a separately managed series of First American Investment Funds, Inc. ("First American"), in connection with a special joint meeting of the shareholders of the Acquired Funds to be held at the offices of SEI Investments Company, Oaks, Pennsylvania on Friday, January 14, 2000, for the purposes set forth in the accompanying Notice of Special Joint Meeting of Shareholders. This Prospectus/Proxy Statement is being mailed to shareholders of the Acquired Funds on or about November 29,1999.

This Prospectus/Proxy Statement relates to a proposal for the acquisition of all the assets and the assumption of all liabilities of the Acquired Funds by the Small Cap Value Fund in exchange for shares of common stock of the Small Cap Value Fund having an aggregate net asset value equal to the aggregate value of the assets (less liabilities assumed) of each of the Acquired Funds. As a result of the transactions, each shareholder of the Regional Equity Fund will receive Small Cap Value Fund shares of the same class that he or she held in the Regional Equity Fund, with a net asset value equal to the net asset value of the shareholder's Regional Equity Fund shares, and each shareholder of the Micro Cap Value Fund will receive Small Cap Value Fund shares of the same class that he or she held in the Micro Cap Value Fund, with a net asset value equal to the net asset value of the shareholder's Micro Cap Value Fund shares.

First American, of which the Regional Equity Fund, the Micro Cap Value Fund and the Small Cap Value Fund are separate series, is an open-end management investment company. The Regional Equity Fund, the Micro Cap Value Fund and the Small Cap Value Fund are each diversified, open-end funds with identical investment objectives of capital appreciation, which they seek to achieve by investing in equity securities.

This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the proposed reorganization and about the Small Cap Value Fund and its affiliates that each Regional Equity Fund and Micro Cap Value Fund shareholder should know prior to voting on the proposed reorganization.

A Statement of Additional Information dated November 29, 1999 relating to this Prospectus/Proxy Statement has been filed with the Commission and is also incorporated by reference into this Prospectus/Proxy Statement. This means that you should consider the contents of the Statement of Additional Information to be a part of the Prospectus/Proxy Statement. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Funds. This information is also available upon request and without charge by writing to SEI Investments Distribution Co., Oaks, Pennsylvania 19456 or by calling (800) 637-2548.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

                           PROSPECTUS/PROXY STATEMENT
                                NOVEMBER 29, 1999

                        PROPOSED ACQUISITION OF ASSETS OF

                              REGIONAL EQUITY FUND
                                       AND
                              MICRO CAP VALUE FUND
                       EACH A SEPARATELY MANAGED SERIES OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                        BY AND IN EXCHANGE FOR SHARES OF

                              SMALL CAP VALUE FUND
                         A SEPARATELY MANAGED SERIES OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.


                         ------------------------------

                                TABLE OF CONTENTS

                         ------------------------------

                                                                     PAGE

INCORPORATION BY REFERENCE                                           12
SUMMARY                                                              13
RISK FACTORS                                                         20
INFORMATION ABOUT THE REORGANIZATION                                 21
INFORMATION ABOUT THE REGIONAL EQUITY FUND AND THE
     SMALL CAP VALUE FUND                                            27
VOTING INFORMATION                                                   30
FINANCIAL STATEMENTS AND EXPERTS                                     33
LEGAL MATTERS                                                        33
EXHIBIT A -- AGREEMENT AND PLAN OF
     REORGANIZATION

The Following Documents Accompany This Prospectus/Proxy Statement:
|_| Equity Funds Retail Class Prospectus Dated February 1, 1999, of First American Investment Funds, Inc.
|_| Equity Funds Institutional Class Prospectus Dated February 1, 1999, of First American Investment Funds, Inc.
|_| Annual Report for the Fiscal Year Ended September 30, 1998, of First American Investment Funds, Inc.

                           INCORPORATION BY REFERENCE

         The documents listed in items 1 and 2 below, which have been filed with the Securities and Exchange Commission (the "Commission"), are incorporated herein by reference to the extent noted below. A Statement of Additional Information dated November 29, 1999 relating to this Prospectus/Proxy Statement has been filed with the Commission and is also incorporated by reference into this Prospectus/Proxy Statement. A copy of the Statement of Additional Information is available upon request and without charge by writing to SEI Investments Distribution Co., Oaks, Pennsylvania 19456 or by calling (800) 637-2548. The documents listed in items 3 and 4 below are incorporated by reference into the Statement of Additional Information and will be provided with the Statement of Additional Information when requested. Any documents requested will be sent within one business day of receipt of the request by first class mail or other means designed to ensure equally prompt delivery.

1. The Retail Class Prospectus dated February 1, 1999 and the Institutional Class Prospectus dated February 1, 1999 of the Small Cap Value Fund, the Micro Cap Value Fund and the Regional Equity Fund are incorporated herein in their entirety by reference, and a copy of each accompanies this Prospectus/Proxy Statement.

2. The Statement of Additional Information dated February 1, 1999 of First American, as it relates to the Retail Classes and the Institutional Class of the Regional Equity Fund, the Micro Cap Value Fund and the Small Cap Value Fund, is incorporated by reference in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

3. Annual Report of First American for the fiscal year ended September 30, 1998, as it relates to the Retail Classes and the Institutional Class of the Small Cap Value Fund, the Micro Cap Value Fund and the Regional Equity Fund, is incorporated by reference in the Statement of Additional Information relating to this Prospectus/Proxy Statement, and a copy of such Annual Report accompanies this Prospectus/Proxy Statement.

4. The Semi-Annual Report of First American for the six months ended March 31, 1999, as it relates to the Retail Classes and the Institutional Class of the Regional Equity Fund, the Micro Cap Value Fund and the Small Cap Value Fund, is incorporated by reference in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

Also accompanying and attached to this Prospectus/Proxy Statement as Exhibit A is a copy of the Plan for the proposed Reorganization.

                                     SUMMARY

         This summary is qualified in its entirety by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statement of Additional Information of First American relating to the Small Cap Value Fund, the Micro Cap Value Fund and the Regional Equity Fund, each dated February 1, 1999, and the Agreement and Plan of Reorganization (the "Plan"), a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A. Regional Equity Fund and Micro Cap Value Fund shareholders should review the accompanying documents carefully in connection with their review of this Prospectus/Proxy Statement.

PROPOSED REORGANIZATION

         The Plan provides for (a) the acquisition of all of the assets and the assumption of all liabilities of the Regional Equity Fund by the Small Cap Value Fund, a separately managed series of First American, in exchange for shares of common stock of the Small Cap Value Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less the liabilities assumed) of the Regional Equity Fund, (b) the liquidation of the Regional Equity Fund and the pro rata distribution of the Small Cap Value Fund shares to Regional Equity Fund shareholders, (c) the acquisition of all of the assets and the assumption of all liabilities of the Micro Cap Value Fund by the Small Cap Value Fund, in exchange for shares of common stock of the Small Cap Value Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less the liabilities assumed) of the Micro Cap Value Fund, and (d) the liquidation of the Micro Cap Value Fund and the pro rata distribution of the Small Cap Value Fund shares to Micro Cap Value Fund shareholders. Under the Plan, Regional Equity Fund and Micro Cap Value Fund shareholders will receive the same class of shares of the Small Cap Value Fund that they held in the Regional Equity Fund or Micro Cap Value Fund, having a net asset value equal to the net asset value of their Regional Equity Fund or Micro Cap Value Fund shares as of the effective time of the Reorganization (anticipated to be at the close of normal trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Time, on or about February 25, 2000, or such later date as provided for in the
Plan) (such time and date, the "Effective Time"). The value of the Regional Equity Fund and Micro Cap Value Fund assets and liabilities to be acquired by the Small Cap Value Fund, and the value of the Small Cap Value Fund shares to be exchanged therefor, will be computed as of the Effective Time. As a result of the Reorganization, each shareholder of the Regional Equity Fund will receive Small Cap Value Fund shares of the same class that he or she held in the Regional Equity Fund, with a net asset value equal to the net asset value of the shareholder's Regional Equity Fund shares as of the Effective Time, and each shareholder of the Micro Cap Value Fund will receive Small Cap Value Fund shares of the same class that he or she held in the Micro Cap Value Fund, with a net asset value equal to the net asset value of the shareholder's Micro Cap Value Fund shares as of the Effective Time. See "Information About the Reorganization."

         For the reasons set forth below under "Information About the Reorganization -- Reasons for the Reorganization," the Board of Directors of First American, including all of the "non-interested" Directors, as that term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), has concluded that the Reorganization would be in the best interests of the shareholders of the Regional Equity Fund and the Micro Cap Value Fund, and that the interests of Small Cap Value Fund's existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. Therefore, the Board of Directors has approved the

Reorganization and has submitted the Plan for approval by Regional Equity Fund and Micro Cap Value Fund shareholders.

         The Board of Directors of First American has also concluded that the Reorganization would be in the best interests of the Small Cap Value Fund's existing shareholders and has therefore approved the Reorganization on behalf of the Small Cap Value Fund.

         Approval of the Plan and Reorganization will require the affirmative vote of a majority of the outstanding shares of each class of the Regional Equity Fund and of each class of the Micro Cap Value Fund, voting as separate classes. Information concerning the voting rights of each Regional Equity Fund and Micro Cap Value Fund shareholder is set forth under "Voting Information" below. Shareholder approval of one Reorganization is independent of shareholder approval of the other Reorganization. Accordingly, the closing of one Reorganization is not contingent upon the closing of the other Reorganization. Directors and officers of First American and employees of SEI Investments Management Corporation, the administrator for the Funds, may, without cost to the Regional Equity Fund or the Micro Cap Value Fund, solicit proxies for management of the Funds by means of mail, telephone, or personal calls. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending proxy soliciting materials on behalf of the Board of Directors to beneficial owners of Regional Equity Fund and Micro Cap Value Fund shares.

         In addition to the approval of the Plan and Reorganization by Regional Equity Fund and Micro Cap Value Fund shareholders, the consummation of the Reorganization is subject to certain other conditions. See "Information About the Reorganization -- Plan of Reorganization."

TAX CONSEQUENCES

         Prior to completion of the Reorganization, First American, on behalf of the Regional Equity Fund and the Micro Cap Value Fund, will have received from counsel an opinion that, upon the Reorganization and the transfer of the assets of the Funds, no gain or loss will be recognized by the Regional Equity Fund, the Micro Cap Value Fund or their shareholders for federal income tax purposes. The holding period and aggregate tax basis of Small Cap Value Fund shares that are received by each Regional Equity Fund and Micro Cap Value Fund shareholder will be the same as the holding period and aggregate tax basis of the Regional Equity Fund or Micro Cap Value Fund shares previously held by such shareholders. In addition, the holding period and tax basis of the assets of the Regional Equity Fund and the Micro Cap Value Fund in the hands of the Small Cap Value Fund as a result of the Reorganization will be the same as in the hands of the Regional Equity Fund and the Micro Cap Value Fund immediately prior to the Reorganization. See "Information About the Reorganization -- Federal Income Tax Consequences."

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

         First American, of which the Regional Equity Fund, the Micro Cap Value Fund and the Small Cap Value Fund are separate series, is an open-end management investment company. The Regional Equity Fund, the Micro Cap Value Fund and the Small Cap Value Fund are each diversified, open-end funds with identical investment objectives of capital appreciation. The Funds attempt to achieve their investment objectives using different principal investment strategies.
Specifically:

|_| Regional Equity Fund invests primarily in equity securities of companies headquartered in Minnesota, North and South Dakota, Montana, Wisconsin, Michigan, Iowa, Nebraska, Colorado and Illinois that have market capitalizations of less than $1 billion at the time of purchase.

|_| Small Cap Value Fund also invests primarily in equity securities of companies that have market capitalizations of less than $1 billion at the time o purchase, but enjoys greater flexibility in meeting its investment objectives as it is not constrained by the location of the companies in whose equity securities it invests.

|_| Micro Cap Value Fund, on the other hand, invests primarily in equity securities of very small capitalization companies, defined as companies that have market capitalizations of less than $500 million at the time of purchase, without regard to the location of the companies' headquarters.

         The Funds' investment objectives and principal strategies are described and compared in further detail herein under "Information about the Regional Equity Fund, The Micro Cap Value Fund and the Small Cap Value Fund -- Comparison of Investment Objectives and Principal Strategies."

         The following table sets forth the comparative average annual total return for each class of the respective Funds for the periods indicated. Historic returns are not necessarily indicative of future results.

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                                                     Since
                          One Year    Five Years      Ten Years   Inception(1)
REGIONAL EQUITY FUND
       Class A             -10.67%        13.51%            N/A       15.19%
       Class B             -10.83%           N/A            N/A       15.81%
       Class Y              -5.52%           N/A            N/A       14.94%
MICRO CAP VALUE FUND
       Class A             -12.00%        13.90%         17.44%          N/A
       Class Y              -6.90%        15.44%         18.39%          N/A
SMALL CAP VALUE FUND
       Class A             -13.28%        12.92%         17.10%          N/A
       Class B             -13.35%           N/A            N/A      -13.23%
       Class Y              -8.26%        14.39%         18.00%          N/A

(1) Inception dates are December 14, 1992, August 15, 1994 and February 4, 1994, respectively, for Class A, Class B and Class Y of the Regional Equity Fund and November 24, 1997 for Class B of the Small Cap Value Fund.

ADVISORY AND DISTRIBUTION FEES

         U.S. Bank National Association, acting through its First American Asset Management division, is the Funds' investment adviser (the "Adviser"). Each Fund pays the Adviser a monthly fee for providing investment advisory fees equal, on an annual basis, to 0.70% of the Fund's average daily net assets. Thus, contractual investment advisory fees will remain unchanged as a result of the Reorganization.

         Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay SEI Investments Distribution Co. (the "Distributor"), the distributor of each Fund's shares, an annual fee for the distribution and sale of its shares and for services provided to shareholders. For each Fund, this fee is equal to 0.25% of average daily net assets for Class A shares. For the Regional Equity Fund and Small Cap Value Fund, this fee is equal to 1.00% of average daily net assets for Class B shares. Class Y shares are not subject to a Rule 12b-1 fee. Thus, Rule 12b-1 fees also will remain unchanged as a result of the Reorganization.

         During the fiscal year ended September 30, 1999, the Adviser waived fees so that total operating expenses did not exceed the following percentages of average net assets of the respective Funds and classes on a per annum basis:

                              Class A         Class B         Class Y
                          ----------------------------------------------

Regional Equity Fund           1.15%           1.90%           0.90%
Micro Cap Value Fund           1.15%            N/A            0.90%
Small Cap Value Fund           1.15%           1.90%           0.90%

The Adviser has agreed to keep the waivers for the Small Cap Value Fund in place through September 30, 2000. Waivers may be discontinued at any time thereafter.

FEES AND EXPENSES

         The following tables are intended to assist Regional Equity Fund and Micro Cap Value Fund shareholders of the respective classes in understanding the various costs and expenses (expressed as a percentage of average net assets) (i) that such shareholders currently bear as Regional Equity Fund or Micro Cap Value shareholders; (ii) that shareholders of the Small Cap Value Fund currently bear; and (iii) that shareholders of the Regional Equity Fund and Micro Cap Value Fund can expect to bear as Small Cap Value Fund shareholders after the Reorganization is consummated. The following tables are as of September 30, 1998.

CLASS A SHARES FEES AND EXPENSES

                                        REGIONAL  MICRO CAP  SMALL CAP
                                         EQUITY     VALUE      VALUE
                                          FUND       FUND       FUND   PRO FORMA

SHAREHOLDER FEES (PAID DIRECTLY FROM
YOUR INVESTMENT)
Maximum sales load imposed on
purchases (as a percentage of offering
price) (1)                               5.25%      5.25%       5.25%    5.25%
Maximum deferred sales charge (as a
percentage of net asset value at
purchase or redemption, whichever is
less)                                     None       None        None     None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)
Management fees (1)                      0.70%      0.70%       0.70%    0.70%
Distribution and service (12b-1)
fees (1)(2)                              0.25%      0.25%       0.25%    0.25%
Other expenses                           0.21%      0.18%       0.18%    0.18%
Total fund operating expenses (2)        1.16%      1.13%       1.13%    1.13%

EXAMPLE
You would pay the following expenses
on a $10,000 investment, assuming (i)
a 5% annual return; and (ii) redemption
at the end of each time period:

1 Year                                  $  637     $  634      $  634   $  634
3 Years                                    874        865         865      865
5 Years                                  1,130      1,115       1,115    1,115
10 Years                                 1,860      1,827       1,827    1,827

--------------------

(1) Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares" in the Retail Class Prospectus of the Limited Term Income Fund and the Adjustable Rate Securities Fund.

(2) "Other expenses" have been restated to reflect current fees and expenses. Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor and the distributor. See "Additional Information -- Financial Highlights." THE ADVISER INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.15% FOR EACH FUND. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(3) Of this amount, 0.25% is designated as a shareholder servicing fee and none as a distribution fee.

CLASS B SHARES FEES AND EXPENSES

                                        REGIONAL  MICRO CAP  SMALL CAP
                                         EQUITY     VALUE      VALUE
                                          FUND       FUND       FUND   PRO FORMA

SHAREHOLDER FEES (PAID DIRECTLY FROM
YOUR INVESTMENT)

Maximum sales load imposed on
purchases (as a percentage of offering
price)                                    None        N/A        None     None
Maximum deferred sales charge (as a
percentage of net asset value at
purchase or redemption, whichever is
less)                                    5.00%        N/A       5.00%    5.00%

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)
Management fees (1)                      0.70%        N/A       0.70%    0.70%

Distribution and service (12b-1)
fees (1)(2)                              1.00%        N/A       1.00%    1.00%
Other expenses                           0.21%        N/A       0.18%    0.18%
Total fund operating expenses (2)        1.91%        N/A       1.88%    1.88%

EXAMPLE
You would pay the following expenses
on a $10,000 investment, assuming (i)
a 5% annual return; and (ii) redemption
at the end of each time period:

1 Year                                  $  694        N/A      $  691   $  691
3 Years                                  1,000        N/A         991      991
5 Years                                  1,232        N/A       1,216    1,216
10 Years                                 2,038        N/A       2,005    2,005

EXAMPLE
You would pay the following expenses
on a $10,000 investment, assuming (i)
a 5% annual return; and (ii) no
redemption at the end of each time
period:

1 Year                                  $  194        N/A      $  191   $  191
3 Years                                    600        N/A         591      591
5 Years                                  1,032        N/A       1,016    1,016
10 Years                                 2,038        N/A       2,005    2,005

-----------------

(1) "Other expenses" have been restated to reflect current fees and expenses. Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor and the distributor. See "Additional Information -- Financial Highlights." THE ADVISER INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.90% FOR EACH FUND. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

(2) Of this amount, 0.25% is designated as a shareholder servicing fee and 0.75% as a distribution fee.

CLASS Y SHARES FEES AND EXPENSES

                                        REGIONAL  MICRO CAP  SMALL CAP
                                         EQUITY     VALUE      VALUE
                                          FUND       FUND       FUND   PRO FORMA

SHAREHOLDER FEES (PAID DIRECTLY FROM
YOUR INVESTMENT)
Maximum sales load imposed on
purchases (as a percentage of offering
price)                                    None       None       None      None
Maximum deferred sales charge (as a
percentage of net asset value at
purchase or redemption, whichever is
less)                                     None       None       None      None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)
Management fees (1)                      0.70%      0.70%      0.70%     0.70%
Distribution and Service (12b-1) fees     None       None       None      None
Other expenses                           0.21%      0.18%      0.18%     0.18%
Total fund operating expenses (1)        0.91%      0.88%      0.88%     0.88%

EXAMPLE
You would pay the following expenses
on a $10,000 investment, assuming (i)
a 5% annual return; and (ii) redemption
at the end of each time period:

1 Year                                  $   93     $   90     $   90    $   90
3 Years                                    290        281        281       281
5 Years                                    504        488        488       488
10 Years                                 1,120      1,084      1,084     1,084

----------------------

(1) "Other expenses" have been restated to reflect current fees and expenses. Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor and the distributor. See "Additional Information -- Financial Highlights." THE ADVISER INTENDS TO WAIVE FEES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.90% FOR EACH FUND. FEE WAIVERS MAY BE DISCONTINUED AT ANY TIME.

PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

         Class A and Class B shares of the Small Cap Value Fund received by Regional Equity Fund and Micro Cap Value Fund shareholders in the Reorganization will be subject to the same purchase, exchange and redemption procedures that currently apply to Class A and Class B shares of the Regional Equity Fund and the Micro Cap Value Fund. These procedures are discussed in the Retail Class Prospectus of the Regional Equity Fund, the Micro Cap Value Fund and the Small Cap Value Fund which accompanies this Prospectus/Proxy Statement under the headings "Buying Shares," "Selling Shares" and "Managing Your Investment - Exchanging Shares."

         Class Y shares of the Small Cap Value Fund received by Regional Equity Fund and Micro Cap Value Fund shareholders in the Reorganization will be subject to the same purchase, exchange and redemption procedures that currently apply to Class Y shares of the Regional Equity Fund and the Micro Cap Value Fund. These procedures are discussed in the Institutional Class Prospectus of the Regional Equity Fund, the Micro Cap Value Fund and the Small Cap Value Fund which accompanies this Prospectus/Proxy Statement under the heading "Buying Shares and Selling Shares."

         The Plan provides that if Class A shares of the Small Cap Value Fund are distributed in the Reorganization to former holders of Class A shares of the Regional Equity Fund and Micro Cap Value Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Small Cap Value Fund will give credit for the period during which the holder thereof held such Regional Equity Fund or Micro Cap Value Fund shares in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Small Cap Value Fund.

DIVIDENDS AND DISTRIBUTIONS

         Dividends, if any, are declared and paid quarterly with respect to the Regional Equity Fund, the Micro Cap Value Fund and the Small Cap Value Fund. Distributions of any net realized capital gains are made at least once every twelve months with respect to each Fund. Dividends and distributions for each Fund are automatically reinvested in additional shares of the Fund unless cash payments are requested by contacting the Fund.

SHAREHOLDER VOTING RIGHTS

         Regional Equity Fund and Small Cap Value Fund each issue Class A, Class B and Class Y shares. Micro Cap Value Fund issues Class A and Class B shares. Small Cap Value Fund also isues Class C shares. The various classes of shares within a Fund vote together as a single class on most issues, such as election of directors, and as separate classes on issues that affect only a particular class, such as Rule 12b-1 distribution plans.

                                  RISK FACTORS

         Because the Funds have identical investment objectives and invest primarily in common stocks of small and very small companies, the risks of investing in the Funds are similar. Principal risks of investing in each Fund are the risks of investing in common stocks, the risks of investing in stocks of small capitalization companies and the risks of engaging in securities lending. Regional Equity Fund is also subject to the risks of focusing its investments in a particular geographical region. In addition, each Fund is subject to foreign security risk, since the Funds may invest up to 25% of their total assets in foreign securities which are either listed on a United States stock exchange or represented by American Depository Receipts. Each of these risks is discussed below. The value of an investment in any of the Funds will change daily, which means you could lose money.

         RISKS OF COMMON STOCKS. With respect to each of the Funds, investors should recognize that the market prices of common stocks generally, and of particular companies' common stocks, are subject to greater volatility than prices of fixed income securities. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, value stocks and/or stocks of small or very small capitalization companies may underperform the market as a whole.

         RISKS OF MICRO CAP AND SMALL CAP STOCKS. Stocks of small and very small capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

Because Micro Cap Value Fund invests primarily in stocksof very small capitalization companies, it may be subject to greater risk than the other funds.

         RISKS OF REGIONAL CONCENTRATION. The fund's policy of concentrating its investments in a geographic region means that it will be subject to adverse economic, political or other developments in that region. The fund may be less diversified by industry and company than the other Funds, which have no geographic limitation.

         RISKS OF SECURITIES LENDING. To generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions. The Funds receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

         FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities. For certain foreign countries, political or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

                      INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

         The Board of Directors of First American, including all of the "non-interested" directors, has determined that it is advantageous to combine the Regional Equity Fund and the Micro Cap Value Fund with the Small Cap Value Fund. As discussed in detail below under "Information About the Regional Equity Fund, the Micro Cap Value Fund and the Small Cap Value Fund," the Funds have identical investment objectives and strategies. The Funds also have the same investment adviser and the same distributor, custodian, transfer agent and auditors.

         The Board of Directors of First American has determined that the Reorganization is expected to provide certain benefits to the Regional Equity Fund, the Micro Cap Value Fund and the Small Cap Value Fund and is in the best interests of each Fund and its respective shareholders. The Board of Directors has also determined that the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization. The Board considered, among other things, the following factors in making such determinations:

         1. The advantages which may be realized by the Regional Equity Fund, the Micro Cap Value Fund and the Small Cap Value Fund, consisting of a potentially reduced expense ratio before waivers, economies of scale resulting from fund growth, and facilitation of portfolio management;

         2.       The tax-free nature of the proposed Reorganization;

         3. The fact that none of the Funds had disproportionately large unrealized capital gains.

         4. The terms and conditions of the Plan, including that (a) the exchange of Regional Equity Fund and Micro Cap Value Fund shares for Small Cap Value Fund shares will take place on a net asset value basis; and (b) no sales charge will be incurred by Regional Equity Fund and Micro Cap Value shareholders in connection with their acquisition of Small Cap Value Fund shares in the Reorganization;

         5. The agreement of the Adviser to bear the costs associated with the proposed Reorganization;

         6. The fact that the advisory fee, Rule 12b-1 fees and sales charges would remain constant for Regional Equity Fund and Micro Cap Value Fund shareholders;

         7. The Small Cap Value Fund's agreements that (a) former holders of Regional Equity Fund Class B shares who receive Small Cap Value Fund Class B shares in the Reorganization will receive credit for the period they held Regional Equity Fund or Micro Cap Value Fund Class B shares in applying the six-year step-down of the contingent deferred sales charge on Small Cap Value Fund Class B shares and in determining the date upon which such shares convert to Small Cap Value Fund Class A shares; and (b) in applying the 18- month 1% deferred sales charge on purchases of Class A shares with respect to which the front-end sales charge was waived, credit will be given for the period a former Regional Equity Fund or Micro Cap Value Fund shareholder who is subject to such a deferred sales charge held his or her shares;

         8. The fact that there is a substantial overlap in the holdings of each of the Funds; and

         9. The fact that in no event will the holders of Regional Equity Fund and Micro Cap Value Fund shares become subject to a less advantageous total expense "cap" as a result of the proposed combination of Funds.

         The Board also considered the potential benefits to the Adviser which could result from the proposed Reorganization. The Board recognized that if the Adviser determines to waive advisory fees in the future, to the extent that the proposed Reorganization results in lower overall expense ratios before fee waivers, the combination of Funds would have the effect of decreasing the cost to the Adviser of providing such waivers. The Board also noted, however, that the Adviser is not obligated to make any such waivers and that if such waivers are not made, former shareholders of the Regional Equity Fund and Micro Cap Value Fund, and shareholders of the Small Cap Value Fund, would benefit directly from any decreases in overall expense ratios and that, in any event, the proposed Reorganization is expected to provide other benefits to shareholders. The Board thus concluded that, despite these potential benefits to the Adviser, the factors noted in (1) through (8) above render the proposed Reorganization fair to and in the best interests of shareholders of the Regional Equity Fund, the Micro Cap Value Fund and the Small Cap Value Fund.

PLAN OF REORGANIZATION

         The following summary of the proposed Plan and the Reorganization is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, as of the Effective Time, (i) the Small Cap Value Fund will acquire all of the assets and assume all liabilities of the Regional Equity Fund in exchange for Small Cap Value Fund shares having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) from the Regional Equity Fund, and (ii) the Small Cap Value Fund will acquire all of the assets and assume all liabilities of the Micro Cap Value Fund in exchange for Small Cap Value Fund shares having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) from the Micro Cap Value Fund. The Regional Equity Fund, the Micro Cap Value Fund and the Small Cap Value Fund are separate series of shares within First American, a single Maryland corporation. As a result, for corporate law purposes, the acquisition of assets, assumption of liabilities and exchange of shares is structured under the Plan as (i) a reallocation of assets and liabilities from the Regional Equity Fund to the Small Cap Value Fund coupled with the issuance and exchange of Class A, Class B and Class Y Small Cap Value Fund shares in exchange for Class A, Class B and Class Y Regional Equity Fund shares, respectively, and (ii) a reallocation of assets and liabilities from the Micro Cap Value Fund to the Small Cap Value Fund coupled with the issuance and exchange of Class A and Class Y Small Cap Value Fund shares in exchange for Class A and Class Y Micro Cap Value Fund shares, respectively. This reallocation of assets and liabilities and exchange of shares is accomplished under the Plan by amending the articles of incorporation of First American in the manner set forth in the amendment to First American's articles of incorporation included as Exhibit 1 to the Plan attached hereto as Exhibit A.

         Pursuant to the Plan, each holder of Class A, Class B or Class Y shares of the Regional Equity Fund will receive, at the Effective Time, Class A, Class B or Class Y shares of the Small Cap Value Fund, as applicable, with an aggregate net asset value equal to the aggregate net asset value of the Regional Equity Fund shares owned by such shareholder immediately prior to the Effective Time, and each holder of Class A or Class Y shares of the Micro Cap Value Fund will receive, at the Effective Time, Class A, Class B or Class Y shares of the Small Cap Value Fund, as applicable, with an aggregate net asset value equal to the aggregate net asset value of the Micro Cap Value Fund shares owned by such shareholder immediately prior to the Effective Time. At the Effective Time, the Small Cap Value Fund will issue and distribute, at the direction of the Regional Equity Fund's Board of Directors, to the Regional Equity Fund's shareholders of record, determined as of the Effective Time, the Small Cap Value Fund Shares issued in exchange for the Regional Equity Fund Shares, and the Small Cap Value Fund will issue and distribute, at the direction of the Micro Cap Value Fund's Board of Directors, to Micro Cap Value Fund's shareholders of record, determined as of the Effective Time, the Small Cap Value Fund Shares issued in exchange for the Micro Cap Value Fund Shares, all as described above. Thereafter, no additional shares representing interests in the Regional Equity Fund or the Micro Cap Value Fund will be issued, and the Regional Equity Fund and the Micro Cap Value Fund will each be deemed to be liquidated.

         Under the Plan, the net asset value per share of the Regional Equity Fund's, the Micro Cap Value Fund's and the Small Cap Value Fund's Class A, Class B and Class Y shares, as applicable, will be computed as of the Effective Time using the valuation procedures set forth in First American's amended and restated articles of incorporation and bylaws and the Funds' then current Prospectuses and Statement of Additional Information and as may be required by the Investment Company Act. The distribution of Small Cap Value Fund shares to former Regional Equity Fund and Micro Cap Value Fund shareholders described above will be accomplished by the establishment of accounts on the share records of the Small Cap Value Fund in the names of Regional Equity Fund and Micro Cap Value Fund shareholders, each representing the respective classes and numbers of full and fractional Small Cap Value Fund shares due such shareholders.

         The Plan provides that no sales charges will be incurred by Regional Equity Fund or Micro Cap Value Fund shareholders in connection with the acquisition by them of Small Cap Value Fund shares pursuant thereto. The Plan also provides that in determining contingent deferred sales charges applicable to Class B shares issued by the Small Cap Value Fund in the Reorganization and the date upon which such shares convert to Class A shares, the Small Cap Value Fund will give credit for the period during which the holders thereof held the Class B shares of the Regional Equity Fund in exchange for which such Small Cap Value Fund shares were issued. In addition, the Plan provides that if Class A shares of the Small Cap Value Fund are distributed in the Reorganization to former holders of Class A shares of the Regional Equity Fund and the Micro Cap Value Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Small Cap Value Fund will give credit for the period during which the holder thereof held such Regional Equity Fund or Micro Cap Value Fund shares in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Small Cap Value Fund.

         The Regional Equity Fund and the Micro Cap Value Fund each contemplates that it will make a distribution, immediately prior to the Effective Time, of all of its net income and net realized capital gains, if any, not previously distributed. This distribution will be taxable to Regional Equity Fund and Micro Cap Value Fund shareholders subject to taxation.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including, among others: (i) approval of the Plan, which includes the related amendment of First American's articles of incorporation attached to the Plan, by the shareholders of the Regional Equity Fund and the Micro Cap Value Fund; (ii) the delivery of the opinion of counsel described below under "-- Federal Income Tax Consequences;" (iii) the accuracy as of the Effective Time of the representations and warranties made by the Regional Equity Fund, the Micro Cap Value Fund and the Small Cap Value Fund in the Plan; and
(iv) the delivery of customary closing certificates. Shareholder approval of one Reorganization is independent of shareholder approval of the other Reorganization. Accordingly, the closing of one Reorganization is not contingent upon the closing of the other Reorganization. See the Plan attached hereto as Exhibit A for a complete listing of the conditions to the consummation of the Reorganization. The Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time, before or after approval by shareholders of the Regional Equity Fund and the Micro Cap Value Fund, by resolution of the Board of Directors of First American, if circumstances should develop that, in the opinion of the Board, make proceeding with the consummation of the Plan and Reorganization not in the best interests of any Fund's shareholders. The Plan provides that the Adviser will pay all expenses incurred in connection with the Reorganization, and neither Fund will be liable for such expenses.

         Approval of the Plan with respect to Regional Equity Fund or Micro Cap Value Fund will require the affirmative vote of a majority of the outstanding shares of each class of that Fund, voting as separate classes. Approval of the Plan by Regional Equity Fund and the Micro Cap Value Fund shareholders will be deemed approval of the amendment to the amended and restated articles of incorporation of First American attached to the Plan. If the Plan is not approved, the Board of Directors of First American will consider other possible courses of action. Regional Equity Fund and Micro Cap Value Fund shareholders are not entitled to assert dissenters' rights of appraisal in connection with the Plan or Reorganization. See "Voting Information -- No Dissenters' Rights of Appraisal" below.

DESCRIPTION OF SMALL CAP VALUE FUND SHARES

         The Class A, Class B and Class Y shares of the Small Cap Value Fund issued in the Reorganization will represent shares of common stock, $.0001 par value, in the Small Cap Value Fund, which is an open-end mutual fund and a series of First American. First American is an open-end management investment company incorporated under the laws of the State of Maryland. Each share of the Small Cap Value Fund issued in the Reorganization will be fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Small Cap Value Fund have no preemptive or conversion rights.

         Each share of the Small Cap Value Fund has one vote. On some issues, such as the election of directors, all shares of all series of First American vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular series or class within a series, the shares of that series or class will vote as a separate series or class. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a series or to approve, disapprove or alter a distribution plan pertaining to a class.

         Under the laws of the State of Maryland and First American's articles of incorporation, First American is not required to hold shareholder meetings unless they (i) are required by the Investment Company Act, or (ii) are requested in writing by the holders of 25% or more of the outstanding shares of First American.

FEDERAL INCOME TAX CONSEQUENCES

         It is intended that the exchange of Small Cap Value Fund shares for the Regional Equity Fund's net assets and the distribution of such shares to the Regional Equity Fund's shareholders upon liquidation of the Regional Equity Fund, and the exchange of Small Cap Value Fund shares for the Micro Cap Value Fund's net assets and the distribution of such shares to the Micro Cap Value Fund's shareholders upon liquidation of the Micro Cap Value Fund will each be treated as a tax-free reorganization under the Code and that, for federal income tax purposes, no income, gain or loss will be recognized by the Regional Equity Fund's or the Micro Cap Value Fund's shareholders (except that the Regional Equity Fund and the Micro Cap Value Fund each contemplates that it will make a distribution, immediately prior to the Effective Time, of all of its net income and net realized capital gains, if any, not previously distributed, and this distribution will be taxable to Regional Equity Fund and Micro Cap Value Fund shareholders subject to taxation). First American has not asked, nor does it plan to ask, the Internal Revenue Service to rule on the tax consequences of the Reorganization.

         As a condition to the closing of the Reorganization, the Funds will receive an opinion from Dorsey & Whitney LLP, counsel to the Funds, based in part on certain representations to be furnished by each Fund and their Adviser, substantially to the effect that the federal income tax consequences of the Reorganization will be as follows:

                  (i) the exchange of Small Cap Value Fund shares for the Regional Equity Fund's net assets and the distribution of such shares to the Regional Equity Fund's shareholders, and the exchange of Small Cap Value Fund shares for the Micro Cap Value Fund's net assets and the distribution of such shares to the Micro Cap Value shareholders will each constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and the Regional Equity Fund, the Micro Cap Value Fund and the Small Cap Value Fund each will qualify as a party to a reorganization under Section 368(b) of the Code;

                  (ii) the Regional Equity Fund Shareholders and the Micro Cap Value Fund Shareholders will recognize no income, gain or loss upon receipt, pursuant to the

         Reorganization, of the Small Cap Value Fund Shares. Regional Equity Fund Shareholders and Micro Cap Value Fund Shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the respective Acquired Fund which are distributed by such Acquired Fund prior to the Effective Time;

                  (iii) the tax basis of the Small Cap Value Fund Shares received by each Regional Equity Fund Shareholder and each Micro Cap Value Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Funds Shares exchanged therefor;

                  (iv) the holding period of the Small Cap Value Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shares were held as a capital asset at the Effective Time;

                  (v) neither the Regional Equity Fund nor the Micro Cap Value Fund will recognize any income, gain or loss by reason of the Reorganization;

                  (vi) the Small Cap Value Fund will recognize no income, gain or loss by reason of the Reorganization;

                  (vii) the tax basis of the assets received by the Small Cap Value Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the respective Acquired Fund as of the Effective Time;

                  (viii) the holding period of the assets received by the Small Cap Value Fund pursuant to the Reorganization will include the period during which such assets were held by the respective Acquired Fund; and

                  (ix) the Small Cap Value Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of each Acquired Fund as of the Effective Time.

         Shareholders of the Regional Equity Fund and Micro Cap Value Fund should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of the Regional Equity Fund and Micro Cap Value Fund should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

RECOMMENDATION AND VOTE REQUIRED

         The Board of Directors of First American, including the "non-interested" directors, recommends that shareholders of the Regional Equity Fund and the Micro Cap Value Fund approve the Plan. Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of each class of the Regional Equity Fund and the Micro Cap Value Fund, voting as separate classes. Approval of the Plan by Regional Equity Fund and Micro Cap Value Fund shareholders will be deemed approval of the amendment to the amended and restated articles of incorporation of First American attached to the Plan.

         INFORMATION ABOUT THE REGIONAL EQUITY FUND, THE MICRO CAP VALUE
                        FUND AND THE SMALL CAP VALUE FUND

         Information concerning the Regional Equity Fund, the Micro Cap Value Fund and the Small Cap Value Fund is incorporated herein by reference from the current Retail Class Prospectus and the current Institutional Class Prospectus, each related to the Regional Equity Fund, the Micro Cap Value Fund and the Small Cap Value Fund and dated February 1, 1999, accompanying this Prospectus/Proxy Statement and forming part of the Registration Statement of First American on Form N-1A which has been filed with the Commission.

         The Regional Equity Fund, the Micro Cap Value Fund, the Small Cap Value Fund and First American are subject to the informational requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the Commission. These proxy materials, reports and other information filed by the Regional Equity Fund, the Micro Cap Value Fund, the Small Cap Value Fund, and First American can be inspected and copies obtained at the Public Reference Facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the New York Regional Office of the Commission at Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The Commission maintains a website that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission; the address of this site is http://www.sec.gov.

                     COMPARISON OF INVESTMENT OBJECTIVES AND
                         PRINCIPAL INVESTMENT STRATEGIES

         The Regional Equity Fund, the Micro Cap Value Fund and the Small Cap Value Fund are each diversified, open-end funds with identical investment objectives of capital appreciation. However, there are significant differences in the principal investment strategies the Funds use in attempting to achieve these objectives.

|_| In attempting to achieve its objective, Regional Equity Fund invests primarily in common stocks of small capitalization companies headquartered in Minnesota, North and South Dakota, Montana, Wisconsin, Michigan, Iowa, Nebraska, Colorado and Illinois. Small capitalization companies are defined as companies that have market capitalizations of less than $1 billion at the time of purchase.

|_| Like the Regional Equity Fund, Small Cap Value Fund attempts to achieve its objective by investing primarily in common stocks of small capitalization companies. Small Cap Value Fund, however, is not subject to any geographic constraints in selecting investments.

|_| Micro Cap Value Fund attempts to achieve its objective by investing in common stocks of very small capitalization companies, defined as companies that have market capitalizations of less than $500 million at the time of purchase, without regard to the locations of the companies' headquarters.

            Other than the differences in investment strategies noted above, the Funds have the same principal investment strategies. These include the following:

|_|  In selecting stocks, the Fund's adviser invests in securities it believes:
     |_| Are undervalued relative to other securities in the same industry or market;
     |_| Exhibit good or improving fundamentals; and |_| Exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

|_| To generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

|_| The Funds focus on the allocation of assets among the same general industry categories. At June 30, 1999, the portfolio allocations of the Regional Equity Fund, the Micro Cap Value Fund and the Small Cap Value Fund among industries, expressed as percentages of their respective net assets, were approximately as follows:

                       REGIONAL EQUITY FUND    MICRO CAP VALUE FUND    SMALL CAP VALUE FUND
Technology                    20.3%                    19.0%                  21.9%
Finance                       15.0%                    16.2%                  20.4%
Capital Goods                 14.2%                    21.4%                  15.6%
Consumer Cyclical             20.9%                    14.1%                  12.0%
Health Care                    7.4%                    3.9%                    8.4%
Utilities / Energy             4.7%                    10.4%                   3.4%
Consumer Staples              10.8%                     N/A                    3.2%
Other                          1.8%                    3.8%                    5.1%

         For a complete discussion of the investment objectives and strategies of the respective Funds, see the Retail Class Prospectus and the Institutional Class Prospectus accompanying this Prospectus/Proxy Statement and the Statement of Additional Information referred to under "Incorporation by Reference."

CAPITALIZATION

         The following table shows the capitalization of the Regional Equity Fund, of the Micro Cap Value Fund and of the Small Cap Value Fund as of March 31, 1999 and on a pro forma basis as of that date, giving effect to the proposed
Reorganization:

                     (In thousands, except per share values)

                             REGIONAL    MICRO CAP    SMALL CAP
                              EQUITY       VALUE        VALUE
                               FUND         FUND         FUND     PRO FORMA

CLASS A SHARES
Net assets                    $20,906      $1,199      $11,402     $33,679
Net asset value per share      $15.84       $5.95       $12.07      $12.07
Shares outstanding              1,320         201          945       2,790

CLASS B SHARES
Net assets                    $23,895        $172         $809     $24,704
Net asset value per share      $15.34       $5.83       $11.97      $11.97
Shares outstanding             11,558          30           68       2,064

CLASS Y SHARES
Net assets                   $169,709     $72,948     $311,453    $554,110
Net asset value per share      $15.91       $5.94       $12.10      $12.10
Shares outstanding             10,664      12,276       25,750      45,804

                               VOTING INFORMATION

GENERAL

         This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of First American to be used at the Joint Meeting of Regional Equity Fund and Micro Cap Value Fund shareholders to be held at 10:00 a.m., Eastern Time, on January 14, 2000, at the offices of SEI Investments Company, Oaks, Pennsylvania and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of Special Joint Meeting and a proxy card, is first being mailed to shareholders of the Regional Equity Fund and the Micro Cap Value Fund on or about November 29, 1999. Only shareholders of record as of the close of business on November 17, 1999 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. If the enclosed form of proxy is properly executed and returned on time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted "for" the proposed Plan and Reorganization. A proxy may be revoked by giving written notice, in person or by mail, of revocation before the Meeting to First American at its principal executive offices, Oaks, Pennsylvania 19456, or by properly executing and submitting a later-dated proxy, or by voting in person at the Meeting.

         If a shareholder executes and returns a proxy but abstains from voting, the shares held by such shareholder will be deemed present at the Meeting for purposes of determining a quorum and will be included in determining the total number of votes cast. If a proxy is received from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Regional Equity Fund and / or Micro Cap Value Fund shares (i.e., a broker "non-vote"), the shares represented by such proxy will not be considered present at the Meeting for purposes of determining a quorum and will not be included in determining the number of votes cast. Brokers and nominees will not have discretionary authority to vote shares for which instructions are not received from the beneficial owner.

         Approval of the Plan and Reorganization will require the affirmative vote described above under "Information About the Reorganization -- Recommendation and Vote Required."

         As of October 15, 1999, (i) the Regional Equity Fund had the following numbers of shares outstanding and entitled to vote at the Meeting: Class A, 1,560,968.642 shares; Class B, 1,131,568.594 shares; and Class Y, 7,341,675.972 shares; (ii) the Micro Cap Value Fund had the following numbers of shares outstanding and entitled to vote at the Meeting: Class A, 228,880.077 shares; and Class Y, 9,032,614.870 shares; (iii) the Small Cap Value Fund had the following numbers of shares outstanding: Class A, 800,422.932 shares; Class B, 72,559.371 shares; and Class Y, 22,671,793.996 shares; and (iv) the directors and officers of the respective Funds as a group owned less than one percent of the outstanding shares of any Fund or any class thereof. The following table sets forth information concerning those persons known by the respective Funds to own of record or beneficially more than 5% of the outstanding shares of any Fund or any class thereof (including 25% holders) as of such date:

                                                                PERCENTAGE
NAME AND ADDRESS                            NUMBER AND CLASS    OWNERSHIP
OF HOLDER                                   OF SHARES OWNED     OF CLASS

REGIONAL EQUITY FUND:

Andersen Corporation 401(k)                 485,915.240         33.68%
c/o JP Morgan/American Century              Class A *
Retirement Services
PO Box 419784
Kansas City MO 64141

Fidelity Investments Instl. Ops. Co.        423,641.816         5.72%
Agent for Certain Employee Benefit Plans    Class Y *
100 Magellan Way
Covington KY 41015

MICRO CAP VALUE

U.S. Bancorp Investments, Inc.              54,953.044          36.10%
FBO William Mainwaring                      Class A *
100 South Fifth Street
Minneapolis MN 55402

Harris Trust & Savings Bank                 7,827.549           5.14%
FBO Henry C. C. Stevens II                  Class A *
PO Box 71940
Chicago IL 60694

SMALL CAP VALUE FUND:

Donaldson Lufkin Jenrette Securities Corp   2,005.533           23.98%
PO Box 2052                                 Class C *
Jersey City, NJ 07303

U.S. Bancorp Investments, Inc.              1,643.385           19.65%
FBO 140298621                               Class C *
100 South Fifth Street
Minneapolis MN 55402

Richard E. Brown                            733.000             8.77%
141 South Street                            Class C *
Jamaica Plain MA 02130

U.S. Bancorp Investments, Inc.              425.230             5.08%
FBO 385974561                               Class C *
100 South Fifth Street
Minneapolis MN 55402

U.S. Bancorp Investments, Inc.              552.040             6.60%
FBO 386747011                               Class C *
100 South Fifth Street
Minneapolis MN 55402

Northern Trust Company                      6,531,712.204       28.57%
FBO U.S. Bank 401(k)                        Class Y *
c/o U.S. Bank Trust
180 5th Street East
St. Paul MN 55101

U.S. Bancorp Investments, Inc.              3,344,087.180       14.72%
FBO U.S. Bank Cash Balance                  Class Y *
Pension Plan
4000 West Broadway Ave
Robbinsdale MN 55422

U.S. Bancorp Investments, Inc.              1,303,719.990       5.74%
FBO AGGR Equity Portfolio                   Class Y *
3900 U.S. Bancorp Tower
Portland OR 97204

*     Record Ownership Only.

         Proxies are solicited by mail. Additional solicitations may be made by telephone or personal contact by officers or employees of the Distributor and its affiliates. The cost of solicitation will be born by the Adviser.

         In the event that sufficient votes to approve the Plan and Reorganization are not received by the date set for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for up to 120 days to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

INTERESTS OF CERTAIN PERSONS

         The following receive payments from the Regional Equity Fund, the Micro Cap Value Fund and the Small Cap Value Fund for services rendered pursuant to contractual arrangements with each of the Funds: U.S. Bank National Association, as the Adviser of each Fund, receives payments for its investment advisory and management services; SEI Investments Distribution Co., as the Distributor for each Fund, receives payments for providing distribution services; SEI Investments Management Corporation, in its capacity as the Administrator for each Fund, receives payments for providing shareholder servicing, legal and accounting and other administrative personnel and services, a portion of which is paid to U.S. Bank as the Sub Administrator; DST Systems, Inc., in its capacity as transfer and dividend disbursing agent for each Fund, receives payments for providing transfer agency and dividend disbursing services, a portion of which is paid to U.S. Bank as the Sub Transfer Agent for certain accounts; and U.S. Bank as the Custodian of each Fund, receives payments for providing custodial services for each Fund, and may also act as securities lending agent in connection with the

Funds' securities lending transactions and receive, as compensation for such services, fees based on a percentage of the Funds' income from such securities lending transactions.

NO DISSENTERS' RIGHTS OF APPRAISAL

         Under the Maryland General Corporation Law and the Investment Company Act, Regional Equity Fund shareholders are not entitled to assert dissenters' rights of appraisal in connection with the Plan or Reorganization.

                        FINANCIAL STATEMENTS AND EXPERTS

         KPMG LLP, 90 South Seventh Street, Minneapolis, Minnesota 55402, acted as the Funds' independent auditors, providing audit services including audits of the annual financial statements and assistance and consultation in connection with SEC filings for the fiscal periods ended on or before September 30, 1998. First American's Board of Directors, upon recommendation of its Audit Committee, dismissed KPMG effective upon completion of the audit of the annual financial statements for the fiscal period ended on September 30, 1998. KPMG's report on the financial statements for the past two fiscal years contained an unqualified opinion, and there was no disagreement with KPMG on any matter of accounting principles, financial statement disclosure or auditing scope or procedure.

         Ernst & Young LLP, 1400 Pillsbury Center, Minneapolis, Minnesota 55402, serves as the Funds' independent auditors, providing audit services, including audits of the annual financial statements and assistance and consultation in connection with SEC filings for the year ended September 30, 1999.

         The audited statement of net assets of the Small Cap Value Fund, the Micro Cap Value Fund and the Regional Equity Fund as of September 30, 1998, and the related statement of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended and the financial highlights for the periods indicated therein, as included in the Statement of Additional Information of First American dated February 1, 1999, have been incorporated by reference into this Prospectus/Proxy Statement in reliance on the report of KPMG LLP, independent auditors for First American Investment Funds, Inc., given on the authority of such firm as experts in accounting and auditing. In addition, the unaudited financial statements for the Small Cap Value Fund, the Micro Cap Value Fund and the Regional Equity Fund for the six-month period ending March 31, 1999, as included in the Semi-Annual Report of First American for the six-month period ending March 31, 1999, are incorporated herein by reference.

                                 LEGAL MATTERS

         Certain legal matters concerning the issuance of the shares of the Small Cap Value Fund to be issued in the Reorganization will be passed upon by Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402.

                                    EXHIBIT A


                      AGREEMENT AND PLAN OF REORGANIZATION

            SMALL CAP VALUE FUND, REGIONAL EQUITY FUND AND MICRO CAP
                                   VALUE FUND

                      AGREEMENT AND PLAN OF REORGANIZATION

            REGIONAL EQUITY FUND, MICRO CAP VALUE FUND AND SMALL CAP
                                   VALUE FUND

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of ________________, 1999, by and among Class L (also known as "Regional Equity Fund") of First American Investment Funds, Inc., a Maryland corporation ("FAIF"), Class Z (also known as " Micro Cap Value Fund") of FAIF (Regional Equity Fund and Micro Cap Value Fund are sometimes collectively referred to as "Acquired Funds") and Class AA (also known as "Small Cap Value Fund") of FAIF (the "Acquiring Fund"). The shares of the Acquiring Fund and the Acquired Funds designated in FAIF's amended and restated articles of incorporation, as supplemented by articles supplementary thereto filed through the date hereof, are referred to herein by the names set forth in Article V, Section 3 of FAIF's bylaws, as follows:

Designation in Articles of Incorporation
or Articles Supplementary                            Name Assigned in Bylaws
-------------------------                            -----------------------

Class L Common Shares                                Regional Equity Fund, Retail Class
                                                     or Class A
Class L, Series 2 Common Shares                      Regional Equity Fund, Institutional
                                                     Class or Class Y
Class L, Series 3 Common Shares                      Regional Equity Fund, CDSC Class
                                                     or Class B
Class L, Series 4 Common Shares                      Regional Equity Fund, Class C

Class Z Common Shares                                Micro Cap Value Fund, Retail Class
                                                     or Class A
Class Z, Series 2 Common Shares                      Micro Cap Value Fund, CDSC Class
                                                     or Class B
Class Z, Series 3 Common Shares                      Micro Cap Value Fund, Institutional
                                                     Class or Class Y
Class Z, Series 4 Common Shares                      Micro Cap Value Fund, Class C

Class AA Common Shares                               Small Cap Value Fund, Retail Class
                                                     or Class A
Class AA, Series 2 Common Shares                     Small Cap Value Fund, CDSC Class
                                                     or Class B
Class AA, Series 3 Common Shares                     Small Cap Value Fund, Institutional
                                                     Class or Class Y
Class AA, Series 4 Common Shares                     Small Cap Value Fund, Class C

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation pursuant to Sections 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the consolidation of each Acquired Fund with and into the Acquiring Fund by means of (a) the exchange of shares of common stock, par value $.0001 per share, of the Acquiring Fund (the" Acquiring Fund Shares"), having an aggregate net asset value equal to the aggregate net asset value of the Regional Equity Fund, for all of the issued and outstanding shares of common stock, par value $.0001 per share, of the Regional Equity Fund (the " Regional Equity Fund Shares"), and (b) the exchange of Acquiring Fund Shares having an aggregate net asset value equal to the aggregate net asset value of the Micro Cap Value Fund, for all of the issued and outstanding shares of common stock, par value $.0001 per share, of the Micro Cap Value Fund (the " Micro Cap Value Fund Shares"), all upon the terms and conditions hereinafter set forth in this Agreement. The exchange of Acquiring Fund Shares for Regional Equity Fund Shares and Micro Cap Value Shares will be effected pursuant to an amendment to FAIF's Articles of Incorporation in the form attached hereto as Exhibit 1 (the "Amendment") to be adopted in accordance with the Maryland General Corporation Law.

                                    RECITALS

         A. FAIF is a registered, open-end management investment company that offers its shares of common stock in multiple series (each of which series represents a separate and distinct portfolio of assets and liabilities).

         B. Each of the Acquiring Fund and the Acquired Funds series of FAIF offers Class A shares, Class B shares, Class C shares and Class Y shares.

         C. Each Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest.

         D. The Board of Directors of FAIF has determined that the consolidation of the Acquired Funds with and into the Acquiring Fund by means of the exchange of Class A, Class B, Class C and Class Y Acquiring Fund Shares for all of the issued and outstanding Class A, Class B, Class C and Class Y shares, respectively, of each Acquired Fund on the basis set forth herein is in the best interests of the shareholders of each Acquired Fund and the shareholders of the Acquiring Fund.

                                    AGREEMENT

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.       EXCHANGE OF SHARES; REALLOCATION OF ASSETS AND LIABILITIES

         1.1 Subject to the requisite approval by the shareholders of each Acquired Fund and to the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Funds and the Acquiring

Fund agree that at the Effective Time (as defined in Section 3.1), (a) each issued and outstanding Class A Regional Equity Fund Share and Class A Micro Cap Value Fund Share shall be, without further action, exchanged for the respective number of Class A Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment; (b) each issued and outstanding Class B Regional Equity Fund Share and Class B Micro Cap Value Fund Share shall be, without further action, exchanged for the respective number of Class B Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment; (c) each issued and outstanding Class C Regional Equity Fund Share and Class C Micro Cap Value Fund Share shall be, without further action, exchanged for the respective number of Class C Acquiring Fund Shares calculated in accordance with
Article 2 hereof and the Amendment; and (d) each issued and outstanding Class Y Regional Equity Fund Share and Class Y Micro Cap Value Fund Share shall be, without further action, exchanged for the respective number of Class Y Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment.

         1.2 (a) At the Effective Time, the assets and liabilities belonging to each Acquired Fund and its respective classes shall become, without further action, assets and liabilities belonging to the Acquiring Fund and its respective classes, all in accordance with Article IV, Section 1(d)(i) and (ii) of FAIF's amended and restated articles of incorporation. For purposes of the foregoing, the terms "assets belonging to" and "liabilities belonging to" have the meanings assigned to them in said Article IV, Section 1(d)(i) and (ii). Such assets belonging to the Acquired Funds to become assets belonging to the Acquiring Fund shall consist of all of the property of each Acquired Fund including, but not limited to, all cash, securities, commodities and futures interests and dividends or interest receivable which are assets belonging to such Acquired Fund as of the Effective Time. All of said assets shall be set forth in detail in an unaudited statement of assets and liabilities of each Acquired Fund as of the Effective Time (the "Effective Time Statements"). The Effective Time Statements shall, with respect to the listing of each Acquired Fund's portfolio securities, detail the adjusted tax basis of such securities by lot, the respective holding periods of such securities and the current and accumulated earnings and profits of the respective Acquired Fund. The Effective Time Statements shall be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied.

         (b) Each Acquired Fund has provided the Acquiring Fund with a list of all of such Acquired Fund's assets as of the date of execution of this Agreement. Each Acquired Fund reserves the right to sell any of these securities prior to the Effective Time and to acquire additional securities in the ordinary course of its business.

         1.3 With respect to each Acquired Fund, pursuant to Section 1.2(a), at the Effective Time the liabilities, expenses, costs, charges and reserves (including, but not limited to, expenses incurred in the ordinary course of such Acquired Fund's operations, such as accounts payable relating to custodian and transfer agency fees, investment management and administrative fees, legal and audit fees, and expenses of state securities registration of such Acquired Fund's shares) as reflected in such Acquired Fund's Effective Time Statement shall become liabilities, expenses, costs, charges and reserves of the Acquiring Fund.

         1.4 At the Effective Time and pursuant to the plan of reorganization adopted herein, the Acquiring Fund will issue and distribute (as provided in Article 2) to each Acquired Fund or, at the direction of the Board of Directors of such Acquired Fund, to the shareholders of record of such Acquired Fund, determined as of the Effective Time (the "Regional Equity Fund Shareholders" or the "Micro Cap Value Fund Shareholders," as the case may be), the Acquiring Fund Shares issued in exchange for the Regional Equity Fund Shares and the Micro Cap Value Fund Shares be pursuant to Section 1.1 and Article 2. Thereafter, no additional shares representing interests in the Acquired Funds shall be issued, and the Acquired Funds shall be deemed to be liquidated. Such distribution shall be accomplished by the issuance of such Acquiring Fund Shares to open accounts on the share records of the Acquiring Fund in the names of the Regional Equity Fund Shareholders and the Micro Cap Value Fund Shareholders representing the numbers and classes of Acquiring Fund Shares due each such shareholder. All issued and outstanding shares of the Acquired Funds will simultaneously be cancelled on the books of the Acquired Funds, although from and after the Effective Time share certificates representing interests in the Acquired Funds will represent those numbers and classes of Acquiring Fund Shares as determined in accordance with Article 2. Unless requested by Regional Equity Fund Shareholders or Micro Cap Value Fund Shareholders, the Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's Prospectuses and Statement of Additional Information (in effect as of the Effective Time), except that no sales charges will be incurred by the Regional Equity Fund Shareholders or the Micro Cap Value Fund Shareholders in connection with the acquisition by such shareholders of Acquiring Fund Shares pursuant to this Agreement.

         1.6 The Acquiring Fund agrees that in determining contingent deferred sales charges applicable to Class B or Class C shares issued by it in the Reorganization and, with respect to Class B shares, the date upon which such shares convert to Class A shares, it shall give credit for the period during which the holders thereof held the Class B or Class C shares of the respective Acquired Fund in exchange for which such Acquiring Fund shares were issued. In the event that Class A shares of the Acquiring Fund are distributed in the Reorganization to former holders of Class A shares of an Acquired Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund it shall give credit for the period during which the holder thereof held such Acquired Fund shares.

         1.7 Any reporting responsibility of an Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Acquired Fund.

2.       EXCHANGE RATIOS; VALUATION; ISSUANCE OF ACQUIRING FUND SHARES

         2.1 The net asset value per share of the Class A shares, Class B shares, Class C shares and Class Y shares of each Acquired Fund and the Acquiring Fund shall be computed as of the Effective Time using the valuation procedures set forth in FAIF's amended and restated articles of incorporation and bylaws and then-current Prospectuses and Statement of Additional Information and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

         2.2 (a) The total number of the Acquiring Fund's Class A shares to be issued (including fractional shares, if any) in exchange for the Regional Equity Fund's Class A shares shall be determined as of the Effective Time by multiplying the number of the Regional Equity Fund's Class A shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Regional Equity Fund's Class A shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class A shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

         (b) The total number of the Acquiring Fund's Class B shares to be issued (including fractional shares, if any) in exchange for the Regional Equity Fund's Class B shares shall be determined as of the Effective Time by multiplying the number of the Regional Equity Fund's Class B shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Regional Equity Fund's Class B shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class B shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

         (c) The total number of the Acquiring Fund's Class C shares to be issued (including fractional shares, if any) in exchange for the Regional Equity Fund's Class C shares shall be determined as of the Effective Time by multiplying the number of the Regional Equity Fund's Class C shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Regional Equity Fund's Class C shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class C shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

         (d) The total number of the Acquiring Fund's Class Y shares to be issued (including fractional shares, if any) in exchange for the Regional Equity Fund's Class Y shares shall be determined as of the Effective Time by multiplying the number of the Regional Equity Fund's Class Y shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Regional Equity Fund's Class Y shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class Y shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

         (e) The total number of the Acquiring Fund's Class A shares to be issued (including fractional shares, if any) in exchange for the Micro Cap Value Fund's Class A shares shall be determined as of the Effective Time by multiplying the number of the Micro Cap Value Fund's Class A shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Micro Cap Value Fund's Class A shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class A shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

         (f) The total number of the Acquiring Fund's Class B shares to be issued (including fractional shares, if any) in exchange for the Micro Cap Value Fund's Class B shares shall be determined as of the Effective Time by multiplying the number of the Micro Cap Value Fund's Class B shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Micro Cap Value Fund's Class B shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class B shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

         (g) The total number of the Acquiring Fund's Class C shares to be issued (including fractional shares, if any) in exchange for the Micro Cap Value Fund's Class C shares shall be determined as of the Effective Time by multiplying the number of the Micro Cap Value Fund's Class C shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Micro Cap Value Fund's Class C shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class C shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

         (h) The total number of the Acquiring Fund's Class Y shares to be issued (including fractional shares, if any) in exchange for the Micro Cap Value Fund's Class Y shares shall be determined as of the Effective Time by multiplying the number of the Micro Cap Value Fund's Class Y shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Micro

Cap Value Fund's Class Y shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class Y shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

         2.3 At the Effective Time, the Acquiring Fund shall issue and distribute (i) to the Regional Equity Fund Shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Regional Equity Fund shares of the respective classes owned by each Regional Equity Fund Shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Regional Equity Fund shares of the respective classes immediately prior to the Effective Time) the full and fractional Acquiring Fund Shares of the respective classes to be issued by the Acquiring Fund pursuant to Section 2.2, and (ii) to the Micro Cap Value Fund Shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Micro Cap Value Fund shares of the respective classes owned by each Micro Cap Value Fund Shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Micro Cap Value Fund shares of the respective classes immediately prior to the Effective
Time) the full and fractional Acquiring Fund Shares of the respective classes to be issued by the Acquiring Fund pursuant to Section 2.2. Accordingly, each Class A Regional Equity Fund Shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Regional Equity Fund Shares owned by such Regional Equity Fund Shareholder immediately prior to the Effective Time; each Class B Regional Equity Fund Shareholder shall receive, at the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Regional Equity Fund Shares owned by such Regional Equity Fund Shareholder immediately prior to the Effective Time; each Class C Regional Equity Fund Shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Regional Equity Fund Shares owned by such Regional Equity Fund Shareholder immediately prior to the Effective Time; each Class Y Regional Equity Fund Shareholder shall receive, at the Effective Time, Class Y Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class Y Regional Equity Fund Shares owned by such Regional Equity Fund Shareholder immediately prior to the Effective Time; each Class A Micro Cap Value Fund Shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Micro Cap Value Fund Shares owned by such Micro Cap Value Fund Shareholder immediately prior to the Effective Time; each Class B Micro Cap Value Fund Shareholder shall receive, at the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Micro Cap Value Fund Shares owned by such Micro Cap Value Fund Shareholder immediately prior to the Effective Time; each Class C Micro Cap Value Fund Shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Micro Cap Value Fund Shares owned by such Micro Cap Value Fund Shareholder immediately prior to the Effective Time; and each Class Y Micro Cap Value Fund Shareholder shall receive, at the Effective Time, Class Y Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class Y Micro Cap Value Fund Shares owned by such Micro Cap Value Fund Shareholder immediately prior to the Effective Time.

3.       EFFECTIVE TIME OF CLOSING

         3.1 The closing of the transactions contemplated by this Agreement (the"Closing") shall occur as of the close of normal trading on the New York Stock Exchange (the "Exchange") (currently, 4:00 p.m. Eastern time) on the first day upon which the conditions to closing shall have been satisfied, or at such time on such later date as provided herein or as the parties otherwise may agree in writing (such time and date being referred to herein as the "Effective Time"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time unless otherwise agreed to by the parties. The Closing shall be held at the offices of U.S. Bank, 601 Second Avenue South, Minneapolis, Minnesota 55402, or at such other place as the parties may agree.

         3.2 The custodian for the Acquiring Fund (the "Custodian") shall deliver at the Closing a certificate of an authorized officer stating that it holds each Acquired Fund's portfolio securities, cash, and any other assets being allocated to the Acquiring Fund pursuant to this Agreement.

         3.3 In the event that the Effective Time occurs on a day on which (a) the Exchange or another primary trading market for portfolio securities of the Acquiring Fund or either Acquired Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or either Acquired Fund is impracticable, the Effective Time shall be postponed until the close of normal trading on the Exchange on the first business day when trading shall have been fully resumed and reporting shall have been restored.

         3.4 Each Acquired Fund shall deliver at the Closing its certificate stating that the records maintained by its transfer agent (which shall be made available to the Acquiring Fund) contain the names and addresses of the Regional Equity Fund Shareholders or Micro Cap Value Fund Shareholders, as the case may be, and the number of outstanding shares of such Acquired Fund owned by each such shareholder as of the Effective Time. The Acquiring Fund shall certify at the Closing that the Acquiring Fund Shares required to be issued by it pursuant to this Agreement have been issued and delivered as required herein. At the Closing, each party shall deliver to the other such bills of sale, liability assumption agreements, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.       REPRESENTATIONS, WARRANTIES AND COVENANTS

         4.1 The Regional Equity Fund represents, warrants and covenants to the Acquiring Fund as follows:

         (a) FAIF is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

         (b) FAIF is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by FAIF under the Securities Act of 1933, as amended (the "1933 Act"), is in full force and effect;

         (c) Shares of the Regional Equity Fund are registered in all jurisdictions in which they are required to be registered under applicable state securities laws and any other applicable laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, and all fees required to be paid have been paid, and the Regional Equity Fund is in good standing, is not subject to any stop orders, and is fully qualified to sell its shares in any state in which its shares have been registered;

         (d) The Regional Equity Fund is not in violation, and the execution, delivery and performance of this Agreement will not result in a violation, of FAIF's amended and restated articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Regional Equity Fund is a party or by which it is bound;

         (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Regional Equity Fund's knowledge, threatened against the Regional Equity Fund or any of its properties or assets. The Regional Equity Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (f) The statement of assets and liabilities of the Regional Equity Fund as of September 30, 1999 has been audited by Ernst & Young LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Acquiring Fund) presents fairly, in all material respects, the financial position of the Regional Equity Fund as of such date, and there are no known material contingent liabilities of the Regional Equity Fund as of such date not disclosed therein;

         (g) Since September 30, 1999, there has not been any material adverse change in the Regional Equity Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to the Acquiring Fund. For the purposes of this paragraph
(g), a decline in net asset value per
share of the Regional Equity Fund, the discharge or incurrence of Regional Equity Fund liabilities in the ordinary course of business, or the redemption of Regional Equity Fund shares by Regional Equity Fund Shareholders shall not constitute such a material adverse change;

         (h) All material federal and other tax returns and reports of the Regional Equity Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Regional Equity Fund's knowledge, no such return is currently or shall be under audit and no assessment shall have been asserted with respect to such returns;

         (i) For each taxable year of its operation, the Regional Equity Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the Regional Equity Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its final, partial taxable year;

         (j) All issued and outstanding shares of the Regional Equity Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Regional Equity Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Regional Equity Fund, as provided in
Section 3.4. The Regional Equity Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Regional Equity Fund shares, and there is not outstanding any security convertible into any of the Regional Equity Fund shares;

         (k) At the Effective Time, the Regional Equity Fund will have good and marketable title to the Regional Equity Fund's assets to be allocated to the Acquiring Fund pursuant to Section 1.2, and from and after the Effective Time the Acquiring Fund will have good and marketable title thereto, subject to no restrictions on the transfer thereof, including such restrictions as might arise under the 1933 Act other than as disclosed to the Acquiring Fund in the Effective Time Statements;

         (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of FAIF's Board of Directors, and, subject to the approval of the Regional Equity Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Regional Equity Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity;

         (m) The information to be furnished by the Regional Equity Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

         (n) All information pertaining to the Regional Equity Fund and its agents and affiliates and included in the Registration Statement referred to in
Section 5.5 (or supplied by the Regional Equity Fund, its agents or affiliates for inclusion in said Registration Statement), on the effective date of said Registration Statement and up to and including the Effective Time, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading (other than as may timely be remedied by further appropriate disclosure);

         (o) Since September 30, 1999, there have been no material changes by the Regional Equity Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Acquiring Fund; and

         (p) The Effective Time Statements will be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied and will present accurately the assets and liabilities of the Regional Equity Fund as of the Effective Time, and the values of the Regional Equity Fund's assets and liabilities to be set forth in the Effective Time Statements will be computed as of the Effective Time using the valuation procedures set forth in FAIF's amended and restated articles of incorporation and bylaws and the Regional Equity Fund's then-current Prospectuses and Statement of Additional Information and as may be required by the 1940 Act.

         4.2 The Micro Cap Value Fund represents, warrants and covenants to the Acquiring Fund as follows:

         (a) FAIF is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

         (b) FAIF is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by FAIF under the Securities Act of 1933, as amended (the "1933 Act"), is in full force and effect;

         (c) Shares of the Micro Cap Value Fund are registered in all jurisdictions in which they are required to be registered under applicable state securities laws and any other applicable laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, and all fees required to be paid have been paid, and the Micro Cap Value Fund is in good standing, is not subject to any stop orders, and is fully qualified to sell its shares in any state in which its shares have been registered;

         (d) The Micro Cap Value Fund is not in violation, and the execution, delivery and performance of this Agreement will not result in a violation, of FAIF's amended and restated articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Micro Cap Value Fund is a party or by which it is bound;

         (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Micro Cap Value Fund's knowledge, threatened against the Micro Cap Value Fund or any of its properties or assets. The Micro Cap Value Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (f) The statement of assets and liabilities of the Micro Cap Value Fund as of September 30, 1999 has been audited by Ernst & Young LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Acquiring Fund) presents fairly, in all material respects, the financial position of the Micro Cap Value Fund as of such date, and there are no known material contingent liabilities of the Micro Cap Value Fund as of such date not disclosed therein;

         (g) Since September 30, 1999, there has not been any material adverse change in the Micro Cap Value Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to the Acquiring Fund. For the purposes of this paragraph
(g), a decline in net asset value per share of the Micro Cap Value Fund, the discharge or incurrence of Micro Cap Value Fund liabilities in the ordinary course of business, or the redemption of Micro Cap Value Fund shares by Micro Cap Value Fund Shareholders shall not constitute such a material adverse change;

         (h) All material federal and other tax returns and reports of the Micro Cap Value Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Micro Cap Value Fund's knowledge, no such return is currently or shall be under audit and no assessment shall have been asserted with respect to such returns;

         (i) For each taxable year of its operation, the Micro Cap Value Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the Micro Cap Value Fund intends to meet the requirements of

Subchapter M of the Code for qualification and treatment as a regulated investment company for its final, partial taxable year;

         (j) All issued and outstanding shares of the Micro Cap Value Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Micro Cap Value Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Micro Cap Value Fund, as provided in
Section 3.4. The Micro Cap Value Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Micro Cap Value Fund shares, and there is not outstanding any security convertible into any of the Micro Cap Value Fund shares;

         (k) At the Effective Time, the Micro Cap Value Fund will have good and marketable title to the Micro Cap Value Fund's assets to be allocated to the Acquiring Fund pursuant to Section 1.2, and from and after the Effective Time the Acquiring Fund will have good and marketable title thereto, subject to no restrictions on the transfer thereof, including such restrictions as might arise under the 1933 Act other than as disclosed to the Acquiring Fund in the Effective Time Statements;

         (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of FAIF's Board of Directors, and, subject to the approval of the Micro Cap Value Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Micro Cap Value Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity;

         (m) The information to be furnished by the Micro Cap Value Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

         (n) All information pertaining to the Micro Cap Value Fund and its agents and affiliates and included in the Registration Statement referred to in
Section 5.5 (or supplied by the Micro Cap Value Fund, its agents or affiliates for inclusion in said Registration Statement), on the effective date of said Registration Statement and up to and including the Effective Time, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading (other than as may timely be remedied by further appropriate disclosure);

         (o) Since September 30, 1999, there have been no material changes by the Micro Cap Value Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Acquiring Fund; and

         (p) The Effective Time Statements will be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied and will present accurately the assets and liabilities of the Micro Cap Value Fund as of the Effective Time, and the values of the Micro Cap Value Fund's assets and liabilities to be set forth in the Effective Time Statements will be computed as of the Effective Time using the valuation procedures set forth in FAIF's amended and restated articles of incorporation and bylaws and the Micro Cap Value Fund's then-current Prospectuses and Statement of Additional Information and as may be required by the 1940 Act.

         4.3 The Acquiring Fund represents, warrants and covenants to the Acquired Funds as follows:

         (a) FAIF is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

         (b) FAIF is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by FAIF under the 1933 Act, is in full force and effect;

         (c) At or before the Effective Time, shares of the Acquiring Fund (including, but not limited to, the Acquiring Fund Shares) will be registered in all jurisdictions in which they will be required to be registered under applicable state securities laws and any other applicable laws (including, but not limited to, all jurisdictions necessary to effect the Reorganization), and said registrations, including any periodic reports or supplemental filings, will be complete and current, and all fees required to be paid will have been paid, and the Acquiring Fund will be in good standing, and will not be subject to any stop orders, and will be fully qualified to sell its shares in any state in which its shares will have been registered;

         (d) The Prospectuses and Statement of Additional Information of the Acquiring Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) The Acquiring Fund is not in violation, and the execution, delivery and performance of this Agreement will not result in a violation, of FAIF's amended and restated articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound;

         (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund's knowledge, threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (g) The statement of assets and liabilities of the Acquiring Fund as of September 30, 1999 has been audited by Ernst & Young LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Acquired Funds) presents fairly, in all material respects, the financial position of the Acquiring Fund as of such date, and there are no known material contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

         (h) Since September 30, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to the Acquired Funds. For the purposes of this paragraph
(h), a decline in net asset value per share of the Acquiring Fund, the discharge or incurrence of Acquiring Fund liabilities in the ordinary course of business, or the redemption of Acquiring Fund Shares by Acquiring Fund shareholders shall not constitute a material adverse change;

         (i) All material federal and other tax returns and reports of the Acquiring Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently or shall be under audit and no assessment shall have been asserted with respect to such returns;

         (j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company in the current and future years;

         (k) All issued and outstanding shares of the Acquiring Fund are, and at Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable;

         (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Funds, for the account of the Regional Equity Fund Shareholders and the Micro Cap Value Fund

Shareholders, pursuant to the terms of this Agreement, at the Effective Time will have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares and will be fully paid and non-assessable;

         (m) The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, and there is not outstanding any security convertible into any of the Acquiring Fund Shares (other than Class B shares which automatically convert to Class A shares after a specified period);

         (n) At the Effective Time, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets;

         (o) Since September 30, 1999, there have been no material changes by the Acquiring Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Acquired Funds;

         (p) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of the Board of Directors of FAIF, as issuer of the Acquiring Fund Shares, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity. Consummation of the transactions contemplated by this Agreement does not require the approval of the Acquiring Fund's shareholders;

         (q) The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

         (r) Following the Reorganization, the Acquiring Fund shall determine its net asset value per share in accordance with the valuation procedures set forth in FAIF's amended and restated articles of incorporation and bylaws and the Acquiring Fund's Prospectuses and Statement of Additional Information (as the same may be amended from time to time) and as may be required by the 1940 Act; and

         (s) The Registration Statement referred to in Section 5.5, on its effective date and up to and including the Effective Time, will (i) conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (other than as may timely be remedied by further appropriate disclosure); provided, however, that the representations and warranties in clause (ii) of this paragraph shall not apply to statements in (or omissions from) the Registration Statement concerning the Acquired Funds.

5.  FURTHER COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUNDS.

         5.1 Each of the Acquired Funds and the Acquiring Fund will operate its business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable (which may include distributions prior to the Effective Time of net income and/or net realized capital gains not previously distributed).

         5.2 Each of the Acquired Funds will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 Each of the Acquired Funds will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Funds shares.

         5.4 Subject to the provisions of this Agreement, the Acquiring Fund and each of the Acquired Funds will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.5 Each of the Acquired Funds will provide the Acquiring Fund with information reasonably necessary with respect to the Acquired Funds and its agents and affiliates for the preparation of the Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

         5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to conduct its operations after the Effective Time.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS. The obligations of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, the following further conditions (any of which may be waived by such Acquired Fund, in its sole and absolute discretion):

         (a) All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time; and

         (b) The Acquiring Fund shall have delivered to the respective Acquired Fund a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to such Acquired Fund and dated as of the date of the Closing, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as such Acquired Fund shall reasonably request.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND. The obligations of the Acquiring Fund to complete the transactions provided for herein with respect to an Acquired Fund shall be subject, at its election, to the performance by such Acquired Funds of all of the obligations to be performed by it hereunder at or before the Effective Time and, in addition thereto, the following conditions (any of which may be waived by the Acquiring Fund, in its sole and absolute discretion):

         (a) All representations and warranties of such Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

         (b) The Acquiring Fund shall have received, and certified as to its receipt of, the Effective Time Statement for such Acquired Fund;

         (c) Such Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the date of the Closing, to the effect that the representations and warranties of such Acquired Fund made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

         (d) At or prior to the Effective Time, such Acquired Fund's investment adviser, or an affiliate thereof, shall have paid or agreed to pay such Acquired Fund an amount equal to the unamortized organizational expenses, if any, on the books of the Acquired Funds, and such unamortized organizational expenses shall not be reflected in the Effective Time Statement for such Acquired Fund; and

         (e) At or prior to the Effective Time, such Acquired Fund's investment adviser, or an affiliate thereof, shall have reimbursed or agreed to reimburse such Acquired Fund by the amount, if any, that the expenses incurred by such Acquired Fund (or accrued up to the Effective Time) exceed any applicable contractual or state-imposed expense limitations.

         8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUNDS. The following shall constitute further conditions precedent to the consummation of the Reorganization:

         (a) In order for the Reorganization to be consummated with respect to an Acquired Fund, this Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of such Acquired Fund in accordance with the provisions of its amended and restated articles of incorporation and bylaws and applicable law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the respective Acquired Fund may waive the conditions set forth in this Section 8(a);

         (b) FAIF shall have obtained such exemptive relief from the provisions of Section 17 of the 1940 Act as may, in the view of its counsel, be required in order to consummate the transactions contemplated hereby;

         (c) The Acquiring Fund's investment adviser shall have paid or agreed to pay the costs incurred by FAIF in connection with the Reorganization, including the fees and expenses associated with the preparation and filing of the application for exemptive relief referred to in Section 8(b) above and the Registration Statement referred to in Section 5.5 above, and the expenses of printing and mailing the prospectus/proxy statement, soliciting proxies and holding the shareholders meeting required to approve the transactions contemplated by this Agreement;

         (d) As of the Effective Time, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         (e) All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or either Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Funds, provided that any party hereto may for itself waive any of such conditions;

         (f) The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

         (g) The parties shall have received the opinion of Dorsey & Whitney LLP addressed to the Acquired Funds and the Acquiring Fund, dated as of the date of the Closing, and based in part on certain representations to be furnished by the Acquired Funds, the Acquiring Fund, and their investment adviser and other service providers, substantially to the effect that:

                  (i) the exchange of Small Cap Value Fund shares for the Regional Equity Fund's net assets and the distribution of such shares to the Regional Equity Fund's shareholders, and the exchange of Small Cap Value Fund shares for the Micro Cap Value Fund's net assets and the distribution of such shares to the Micro Cap Value shareholders will each constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Acquired Funds each will qualify as a party to a reorganization under Section 368(b) of the Code;

                  (ii) the Regional Equity Fund Shareholders and the Micro Cap Value Fund Shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Regional Equity Fund Shareholders and Micro Cap Value Fund Shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the respective Acquired Fund which are distributed by such Acquired Fund prior to the Effective Time;

                  (iii) the tax basis of the Acquiring Fund Shares received by each Regional Equity Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Funds Shares exchanged therefor;

                  (iv) the tax basis of the Acquiring Fund Shares received by each Micro Cap Value Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Funds Shares exchanged therefor;

                  (v) the holding period of the Acquiring Fund Shares received by each Regional Equity Fund Shareholder pursuant to the Reorganization will include the period during which the Regional Equity Fund Shareholder held the Regional Equity Fund Shares exchanged therefor, provided that the Regional Equity Fund Shares were held as a capital asset at the Effective Time;

                  (vi) the holding period of the Acquiring Fund Shares received by each Micro Cap Value Fund Shareholder pursuant to the Reorganization will include the period during which the Micro Cap Value Fund Shareholder held the Micro Cap Value Fund Shares exchanged therefor, provided that the Micro Cap Value Fund Shares were held as a capital asset at the Effective Time;

                  (vii) neither Acquired Fund will recognize any income, gain or loss by reason of the Reorganization;

                  (viii) the Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization;

                  (ix) the tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the respective Acquired Fund as of the Effective Time;

                  (x) the holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the respective Acquired Fund; and

                  (xi) the Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of each Acquired Fund as of the Effective Time; and

         (h) The Amendment shall have been filed in accordance with the applicable provisions of Maryland law.

9.       ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         9.1 The Acquiring Fund and the Acquired Funds agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

         9.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

10. TERMINATION. This Agreement and the transactions contemplated hereby may be terminated and abandoned by any party by resolution of FAIF's Board of Directors at any time prior to the Effective Time, if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interest of the shareholders of either Acquired Fund or of the Acquiring Fund.

11. AMENDMENTS. This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Funds and the Acquiring Fund; provided, however, that following the meeting of the Regional Equity Fund Shareholders and the Micro Cap Value Fund Shareholders called by the respective Acquired Funds pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Regional Equity Fund Shareholders and the Micro Cap Value Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

12. NOTICES. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, addressed to the Acquiring Fund or the Acquired Funds, Oaks, Pennsylvania 19456, Attention:
President (with a copy to U.S. Bank, 601 Second Avenue South, Minneapolis, Minnesota 55402, Attention: Thomas A. Berreman).

13.      HEADINGS; COUNTERPARTS; ASSIGNMENT; MISCELLANEOUS.

         13.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

         13.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.4 The validity, interpretation and effect of this Agreement shall be governed exclusively by the laws of the State of Minnesota, without giving effect to the principles of conflict of laws thereof.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or a Vice President.

FIRST AMERICAN INVESTMENT FUNDS, INC.
on behalf of its
REGIONAL EQUITY FUND


By
  ---------------------------------------------------

Its
  ---------------------------------------------------


FIRST AMERICAN INVESTMENT FUNDS, INC.
on behalf of its
MICRO CAP VALUE FUND


By
  ---------------------------------------------------

Its
  ---------------------------------------------------


FIRST AMERICAN INVESTMENT FUNDS, INC.
on behalf of its
SMALL CAP VALUE FUND


By
  ---------------------------------------------------

Its
  ---------------------------------------------------

                EXHIBIT 1 TO AGREEMENT AND PLAN OF REORGANIZATION

                              ARTICLES OF AMENDMENT
                                       TO
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.





                                 [COPY ATTACHED]

                              ARTICLES OF AMENDMENT
                                       TO
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.

         The undersigned officer of First American Investment Funds, Inc. (the "Corporation"), a Maryland corporation, hereby certifies that the following amendments to the Corporation's Amended and Restated Articles of Incorporation have been advised by the Corporation's Board of Directors and approved by the Corporation's stockholders in the manner required by the Maryland General Corporation Law:

         WHEREAS, the Corporation is registered as an open end management investment company under the Investment Company Act of 1940 and offers its shares to the public in several classes, each of which represents a separate and distinct portfolio of assets; and

         WHEREAS, it is desirable and in the best interests of the holders of the Class L shares of the Corporation (also known as "Regional Equity Fund") and the Class Z shares of the Corporation (also known as " Micro Cap Value Fund") that the assets belonging to each such class be sold to a separate portfolio of the Corporation which is known as "Small Cap Value Fund" and which is represented by the Corporation's Class AA shares, in exchange for shares of Small Cap Value Fund which are to be delivered to former Regional Equity Fund and Micro Cap Value Fund holders; and

         WHEREAS, Regional Equity Fund, Micro Cap Value Fund and Small Cap Value Fund have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

         WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all holders of shares of Regional Equity Fund and Micro Cap Value Fund to the foregoing transactions, and in particular to bind such holders to the exchange of their Regional Equity Fund shares and Micro Cap Value Fund shares for Small Cap Value Fund shares, it is necessary to adopt an amendment to the Corporation's Amended and Restated Articles of Incorporation.

         NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article IV(C) immediately following Article IV(B) thereof:

         ARTICLE IV(C). (a) For purposes of this Article IV(C), the following terms shall have the following meanings:

         "Corporation" means this corporation.

         "Regional Fund" means the Corporation's Regional Equity Fund, which is represented by the Corporation's Class L shares.

         "Class A Regional Fund Shares" means the Corporation's Class L Common Shares.

         "Class Y Regional Fund Shares" means the Corporation's Class L, Series 2 Common Shares.

         "Class B Regional Fund Shares" means the Corporation's Class L, Series 3 Common Shares.

         "Class C Regional Fund Shares" means the Corporation's Class L, Series 4 Common Shares.

         "Micro Cap Value Fund" means the Corporation's Micro Cap Value Fund, which is represented by the Corporation's Class Z shares.

         "Class A Micro Cap Value Fund Shares" means the Corporation's Class Z Common Shares.

         "Class B Micro Cap Value Fund Shares" means the Corporation's Class Z, Series 2 Common Shares.

         "Class Y Micro Cap Value Fund Shares" means the Corporation's Class Z, Series 3 Common Shares.

         "Class C Micro Cap Value Fund Shares" means the Corporation's Class Z, Series 4 Common Shares.

         "Acquiring Fund" means the Corporation's Small Cap Value Fund, which is represented by the Corporation's Class AA shares.

         "Class A Acquiring Fund Shares" means the Corporation's Class AA Common Shares.

         "Class B Acquiring Fund Shares" means the Corporation's Class AA, Series 2 Common Shares.

         "Class Y Acquiring Fund Shares" means the Corporation's Class AA, Series 3 Common Shares.

         "Class C Acquiring Fund Shares" means the Corporation's Class AA, Series 4 Common Shares.

         "Effective Time" means 4:00 p.m. Eastern time on the date upon which these Articles of Amendment are filed with the Maryland State Department of Assessments and Taxation.

         (b) At the Effective Time, the assets belonging to the Regional Fund, the liabilities belonging to the Regional Fund, and the General Assets and General Liabilities allocated to the Regional Fund, shall become, without further action, assets belonging to the Acquiring Fund, liabilities belonging to the Acquiring Fund, and General Assets and General Liabilities allocated to the Acquiring Fund. For purposes of the foregoing, the terms "assets belonging to," "liabilities belonging to," "General Assets" and "General Liabilities" have the meanings assigned to them in Article IV, Section 1(d)(i) and (ii) of the Corporation's Amended and Restated Articles of Incorporation.

         (c) At the Effective Time, each issued and outstanding Regional Fund share shall be, without further action, exchanged for those numbers and classes of Acquiring Fund shares calculated in accordance with paragraph (d) below.

         (d) The numbers of Class A, Class B, Class C and Class Y Acquiring Fund Shares to be issued in exchange for the Class A, Class B, Class C and Class Y Regional Fund Shares shall be determined as follows:

         (1) The net asset value per share of the Regional Fund's and the Acquiring Fund's Class A Shares, Class B Shares, Class C Shares and Class Y Shares shall be computed as of the Effective Time using the valuation procedures set forth in the Corporation's articles of incorporation and bylaws and then-current Prospectuses and Statement of Additional Information and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

         (2) The total number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class A Regional Fund Shares shall be determined as of the Effective Time by multiplying the number of Class A Regional Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class A Regional Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class A Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.

         (3) The total number of Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class B Regional Fund Shares shall be determined as of the Effective Time by multiplying the number of Class B Regional Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class B Regional Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class B Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.

         (4) The total number of Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class C Regional Fund Shares shall be determined as of the Effective Time by multiplying the number of Class C Regional Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class C Regional Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class C Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.

         (5) The total number of Class Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class Y Regional Fund Shares shall be determined as of the Effective Time by multiplying the number of Class Y Regional Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class Y Regional Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class Y Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.

         (6) At the Effective Time, the Regional Fund shall issue and distribute to the Regional Fund shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Regional Fund shares of the respective classes owned by each Regional Fund shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Regional Fund shares of the respective classes immediately prior to the Effective Time) the full and fractional Acquiring Fund shares of the respective classes issued by the Acquiring Fund pursuant to (2) through (5) above. Accordingly, each Class A Regional Fund shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Regional Fund Shares owned by such Regional Fund shareholder immediately prior to the Effective Time; each Class B Regional Fund shareholder shall receive, at the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Regional Fund Shares owned by such Regional Fund shareholder immediately prior to the Effective Time; each Class C Regional Fund shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Regional Fund Shares owned by such Regional Fund shareholder immediately prior to the Effective Time; and each Class Y Regional Fund shareholder shall receive, at the Effective Time, Class Y Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class Y Regional Fund Shares owned by such Regional Fund shareholder immediately prior to the Effective Time.

         (e) The distribution of Acquiring Fund shares to Regional Fund shareholders provided for in paragraphs (c) and (d) above shall be accomplished by the issuance of such Acquiring Fund shares to open accounts on the share records of the Acquiring Fund in the names of the Regional Fund shareholders representing the numbers and classes of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Regional Fund shall simultaneously be cancelled on the books of the Regional Fund and retired. From and after the Effective Time, share certificates formerly representing Regional Fund shares shall represent the numbers and classes of Acquiring Fund shares determined in accordance with the foregoing provisions.

         (f) From and after the Effective Time, the Regional Fund shares cancelled and retired pursuant to paragraph (e) above shall have the status of authorized and unissued Class L common shares of the Corporation, without designation as to series.

         (g) At the Effective Time, the assets belonging to the Micro Cap Value Fund, the liabilities belonging to the Micro Cap Value Fund, and the General Assets and General Liabilities allocated to the Micro Cap Value Fund, shall become, without further action, assets belonging to the Acquiring Fund, liabilities belonging to the Acquiring Fund, and General Assets and General Liabilities allocated to the Acquiring Fund. For purposes of the foregoing, the terms "assets belonging to," "liabilities belonging to," "General Assets" and

"General Liabilities" have the meanings assigned to them in Article IV, Section 1(d)(i) and (ii) of the Corporation's Amended and Restated Articles of Incorporation.

         (h) At the Effective Time, each issued and outstanding Micro Cap Value Fund share shall be, without further action, exchanged for those numbers and classes of Acquiring Fund shares calculated in accordance with paragraph (i) below.

         (i) The numbers of Class A, Class B, Class C and Class Y Acquiring Fund Shares to be issued in exchange for the Class A, Class B, Class C and Class Y Micro Cap Value Fund Shares shall be determined as follows:

         (1) The net asset value per share of the Micro Cap Value Fund's and the Acquiring Fund's Class A Shares, Class B Shares, Class C Shares and Class Y Shares shall be computed as of the Effective Time using the valuation procedures set forth in the Corporation's articles of incorporation and bylaws and then-current Prospectuses and Statement of Additional Information and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

         (2) The total number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class A Micro Cap Value Fund Shares shall be determined as of the Effective Time by multiplying the number of Class A Micro Cap Value Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class A Micro Cap Value Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class A Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.

         (3) The total number of Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class B Micro Cap Value Fund Shares shall be determined as of the Effective Time by multiplying the number of Class B Micro Cap Value Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class B Micro Cap Value Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class B Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.

         (4) The total number of Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class C Micro Cap Value Fund Shares shall be determined as of the Effective Time by multiplying the number of Class C Micro Cap Value Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class C Micro Cap Value Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class C Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.

         (5) The total number of Class Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class Y Micro Cap Value Fund Shares shall be determined as of the Effective Time by multiplying the number of Class Y Micro Cap Value Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class Y Micro Cap Value Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class Y Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.

         (6) At the Effective Time, the Micro Cap Value Fund shall issue and distribute to the Micro Cap Value Fund shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Micro Cap Value Fund shares of the respective classes owned by each Micro Cap Value Fund shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Micro Cap Value Fund shares of the respective classes immediately prior to the Effective Time) the full and fractional Acquiring Fund shares of the respective classes issued by the Acquiring Fund pursuant to (2) through (5) above. Accordingly, each Class A Micro Cap Value Fund shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Micro Cap Value Fund Shares owned by such Micro Cap Value Fund shareholder immediately prior to the Effective Time; each Class B Micro Cap Value Fund shareholder shall receive, at the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Micro Cap Value Fund Shares owned by such Micro Cap Value Fund shareholder immediately prior to the Effective Time; each Class C Micro Cap Value Fund shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Micro Cap Value Fund Shares owned by such Micro Cap Value Fund shareholder immediately prior to the Effective Time; and each Class Y Micro Cap Value Fund shareholder shall receive, at the Effective Time, Class Y Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class Y Micro Cap Value Fund Shares owned by such Micro Cap Value Fund shareholder immediately prior to the Effective Time.

         (j) The distribution of Acquiring Fund shares to Micro Cap Value Fund shareholders provided for in paragraphs (h) and (i) above shall be accomplished by the issuance of such Acquiring Fund shares to open accounts on the share records of the Acquiring Fund in the names of the Micro Cap Value Fund shareholders representing the numbers and classes of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Micro Cap Value Fund shall simultaneously be cancelled on the books of the Micro Cap Value Fund and retired. From and after the Effective Time, share certificates formerly representing Micro Cap Value Fund shares shall represent the numbers and classes of Acquiring Fund shares determined in accordance with the foregoing provisions.

         (k) From and after the Effective Time, the Micro Cap Value Fund shares cancelled and retired pursuant to paragraph (j) above shall have the status of authorized and unissued Class Z common shares of the Corporation, without designation as to series.

         The undersigned officer of the Corporation hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to be the corporate act of the Corporation and further certifies that, to the best of his or her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

         IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President or a Vice President and witnessed by its Secretary or an Assistant Secretary on February __, 2000.

FIRST AMERICAN INVESTMENT FUNDS, INC.


By
   --------------------------------------
Its
   --------------------------------------

WITNESS:



------------------------------------------------
Secretary, First American Investment Funds, Inc.

                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED NOVEMBER 29, 1999


                        PROPOSED ACQUISITION OF ASSETS OF

                  REGIONAL EQUITY FUND AND MICRO CAP VALUE FUND
                          SEPARATELY MANAGED SERIES OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                            OAKS, PENNSYLVANIA 19456
                                 (800) 637-2548

                        BY AND IN EXCHANGE FOR SHARES OF

                              SMALL CAP VALUE FUND
                         A SEPARATELY MANAGED SERIES OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                            OAKS, PENNSYLVANIA 19456
                                 (800) 637-2548

This Statement of Additional Information relates to the proposed acquisition of all the assets and the assumption of all liabilities of the Regional Equity Fund and the Micro Cap Value Fund (collectively the "Acquired Funds") by the Small Cap Value Fund in exchange for shares of common stock of the Small Cap Value Fund having an aggregate net asset value equal to the aggregate value of the assets (less liabilities assumed) of the Acquired Funds. As a result of the transactions, each shareholder of the Regional Equity Fund will receive Small Cap Value Fund shares of the same class that he or she held in the Regional Equity Fund, with a net asset value equal to the net asset value of the shareholder's Regional Equity Fund, and each shareholder of the Micro Cap Value Fund will receive Small Cap Value Fund shares of the same class that he or she held in the Micro Cap Value Fund, with a net asset value equal to the net asset value of the shareholder's Micro Cap Value Fund. This Statement of Additional Information consists of this cover page and the following documents, each of which is incorporated by reference herein:

     1. Statement of Additional Information of First American Investment Funds, Inc. ("First American") dated January 31, 1999, containing additional information concerning the Retail Classes and the Institutional Class of the Small Cap Value Fund, the Regional Equity Fund and the Micro Cap Value Fund.

     2. Annual report of First American for the fiscal year ended September 30, 1998, relating to the Retail Classes and the Institutional Class of Small Cap Value Fund, the Regional Equity Fund and the Micro Cap Value Fund.

     3. Semi-Annual report of First American for the six months ended March 31, 1999, relating to the Retail Classes and the Institutional Class of the Small Cap Value Fund, the Regional Equity Fund and the Micro Cap Value Fund.

       This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated November 29, 1999 relating to the above-referenced transaction may be obtained without charge by writing or calling the Funds at the addresses or telephone numbers noted above. This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement.

Note: In the SEC filing package, Item No. 2 referred to above is included in Part A as materials to be delivered with the Prospectus/Proxy Statement. A copy of Item No. 2 also will be delivered to any person requesting the Statement of Additional Information.

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                              SMALL CAP VALUE FUND

                 INTRODUCTION TO PRO FORMA COMBINING STATEMENTS

                                 MARCH 31, 1999


The accompanying unaudited pro forma combining Statement of Assets and Liabilities, Statement of Operations and Schedule of Investments, reflect the accounts of the First American Regional Equity Fund, the First American Micro Cap Value Fund and the First American Small Cap Value Fund.

The pro forma combining Schedule of Investments does not reflect any changes which could occur before or after the reorganization closing date due to changes in market conditions or differences in investment management practices of the Funds. However, aside from portfolio decisions made as a result of market condition changes that have or may occur between the date of the pro forma financial statements and the reorganization closing date, the Funds' Adviser does not have any specific plans at this time regarding the disposition of investments presented in the pro forma schedules of investments that would have a material impact on the presentation of such schedules.

These statements have been derived from the underlying accounting records for the Regional Equity Fund, Micro Cap Value Fund and Small Cap Value Fund used in calculating net asset values for the fiscal year ended September 30, 1998 and the six-month period ended March 31, 1999. The pro forma combining Statement of Operations have been prepared based upon the fee and expense structure of the Small Cap Value Fund.

Under the proposed merger agreement and plan of reorganization, (i) all outstanding shares of each class of the Micro Cap Value Fund will be exchanged for shares of the respective classes of the Small Cap Value Fund, and (ii) all outstanding shares of each class of the Regional Equity Fund will be exchanged for the respective classes of the shares of the Small Cap Value Fund.

SMALL CAP VALUE FUND
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
STATEMENT OF ASSETS AND LIABILITIES (000's)
MARCH 31,1999

                                                       SMALL CAP VALUE   REGIONAL EQUITY   MICRO CAP VALUE                PRO FORMA
                                                            FUND              FUND              FUND         ADJUSTMENTS   COMBINED
                                                       ---------------   ---------------   ---------------   -----------  ---------
ASSETS:

Investments at value (Cost $290,716, $175,164, $77,158
and $543,038 respectively)                                $ 308,943          $ 203,699        $  73,886                     586,528
Cash                                                             37              7,502               21                       7,560
Dividends and interest receivable                               376                146              108                         630
Receivable for Fund shares sold                              15,967                 69                4                      16,040
Receivable for investments sold                               1,947              4,143            1,093                       7,183
Cash collateral received for securities on loan              15,261             23,793            4,269                      43,323
Prepaid expenses and other assets                                10                  1                3                          14
                                                          ---------          ---------        ---------       ---------   ---------
Total Assets                                                342,541            239,353           79,384              --     661,278
                                                          ---------          ---------        ---------       ---------   ---------

LIABILITIES:

Payable for investments purchased                             1,747                143               --                       1,890
Payable for Fund shares repurchased                           1,713                684              737                       3,134
Accrued expenses and other liabilities                          121                223               59                         403
Payable upon return of securities on loan                    15,261             23,793            4,269                      43,323
                                                          ---------          ---------        ---------       ---------   ---------
Total Liabilities                                            18,842             24,843            5,065              --      48,750
                                                          ---------          ---------        ---------       ---------   ---------
NET ASSETS                                                $ 323,699          $ 214,510        $  74,319       $      --   $ 612,528
                                                          =========          =========        =========       =========   =========



Net Assets are comprised of:

Paid in Capital                                           $ 314,188          $ 177,041        $  63,889                   $ 555,118
Undistributed net investment income/(loss)                       86               (177)              30                         (61)
Accumulated net realized loss on investments                 (8,802)             9,111           13,672                      13,981
Net unrealized appreciation of investments                   18,227             28,535           (3,272)                     43,490
                                                          ---------          ---------        ---------     ---------     ---------
NET ASSETS                                                $ 323,699          $ 214,510        $  74,319            --     $ 612,528
                                                          =========          =========        =========     =========     =========

NET ASSET VALUE AND OFFERING PRICE:

CLASS A:

Net Assets                                                         $    11,402    $    20,906    $  1,199
Shares outstanding ($.0001 par value - 2 billion authorized)               945          1,320         201
Net asset value and redemption price per share                     $     12.07    $     15.84    $   5.95
Maximum sales charge of 5.25% (A)                                         0.67           0.88        0.33
                                                                   -----------    -----------    --------
Offering price per share                                           $     12.74    $     16.72    $   6.28
                                                                   ===========    ===========    ========
CLASS B:

Net Assets                                                         $       809    $    23,895    $    172
Shares outstanding ($.0001 par value - 2 billion authorized)                68          1,558          30
Net asset value and offering price per share (B)                   $     11.97    $     15.34    $   5.83
                                                                   ===========    ===========    ========

CLASS C:

Net Assets                                                         $        35             --          --
Shares outstanding ($.0001 par value - 2 billion authorized)                 3             --          --
Net asset value per share (C)                                      $     12.06             --          --
Maximum sales charge of 1.00% (D)                                         0.12
                                                                   -----------    -----------    --------
Offering price per share                                           $     12.18             --          --
                                                                   ===========    ===========    ========

CLASS Y
Net Assets                                                         $   311,453    $   169,709    $ 72,948
Shares outstanding ($.0001 par value - 2 billion authorized)            25,750         10,664      12,276
Net asset value, offering price, and redemption price per share    $     12.10    $     15.91    $   5.94
                                                                   ===========    ===========    ========

[WIDE TABLE CONTINUED]

Net Assets                                                                172  (F)        $ 33,679
Shares outstanding ($.0001 par value - 2 billion authorized)              324  (E), (F)      2,790
Net asset value and redemption price per share                                            $  12.07
Maximum sales charge of 5.25% (A)                                                             0.67
                                                                  -----------             --------
Offering price per share                                                                  $  12.74
                                                                  ===========             ========
CLASS B:

Net Assets                                                               (172) (F)        $ 24,704
Shares outstanding ($.0001 par value - 2 billion authorized)              408  (E), (F)      2,064
Net asset value and offering price per share (B)                                          $  11.97
                                                                  ===========             ========

CLASS C:

Net Assets                                                                                $     35
Shares outstanding ($.0001 par value - 2 billion authorized)                                     3
Net asset value per share (C)                                                             $  12.06
Maximum sales charge of 1.00% (D)                                                             0.12
                                                                  -----------             --------
Offering price per share                                                                  $  12.18
                                                                  ===========             ========

CLASS Y
Net Assets                                                                                $554,110
Shares outstanding ($.0001 par value - 2 billion authorized)           (2,886) (E)          45,804
Net asset value, offering price, and redemption price per share                           $  12.10
                                                                  ===========             ========


(A) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.
(B) Class-B has a contingent deferred sales charge. This charge declines from a high of 5.00% in the first year to 0.00% after eight years, as outlined in the prospectus.
(C) Class-C has a contingent deferred sales charge imposed on redemptions made in Class-C shares for the first eighteen months, as outlined in the prospectus.
(D) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.
(E) Reflects the impact of converting shares of the target fund into the survivor fund.
(F) Reflects the conversion of Micro Cap Value Fund Class-B shares into Class-A shares.



             See Notes to Pro Forma Combining Financial Statements.

SMALL CAP VALUE FUND
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
STATEMENTS OF OPERATIONS (000's OMITTED)
FOR THE 6 MONTH PERIOD ENDED 3/31/99

                                           SMALL CAP      REGIONAL      MICRO CAP
                                             VALUE         EQUITY         VALUE       PRO-FORMA      PRO-FORMA
                                             FUND           FUND           FUND       ADJUSTMENT     COMBINED
                                           ---------      --------      ---------     ----------     ---------
Investment Income:
Interest                                        748*          268*           214*                      1,230
Dividends                                     1,346           977^           440                       2,763
                                            -------       -------        -------        -------      -------
Total Investment Income                       2,094         1,245            654             --        3,993

Expenses:
Investment Advisory Fees                      1,337           965            384                       2,686
Less: Waiver of investment advisory fees        (17)          (84)            (1)                       (102)
Administrator fees                              208           150             60                         418
Transfer agent fees                              45           141             23                         209
Custodian fees                                   57            41             17                         115
Directors' fees                                   4             3              1                           8
Registration fees                                22            10              4                          36
Professional fees                                 5             3              1                           9
Printing                                         11             8              3                          22
Distribution fees-Class A                        16            32              2                          50
Distribution fees-Class B                         4           149              1                         154
Other                                             5             4              2                          11
                                            -------       -------        -------        -------      -------
Total net expenses                            1,697         1,422            497             --        3,616
                                            -------       -------        -------        -------      -------
Investment income-net                           397          (177)           157             --          377
                                            -------       -------        -------        -------      -------
Realized and Unrealized Gains(Losses)
  on Investments - Net

Net realized gain (loss) on investments      (4,693)        9,115^        13,675                      18,097
Net change in unrealized appreciation
  (depreciation) of investments              (5,328)          788^       (14,318)                    (18,858)
                                            -------       -------        -------        -------      -------
Net gain (loss) on investments              (10,021)        9,903           (643)            --         (761)
                                            -------       -------        -------        -------      -------
Net increase (decrease) in net assets
 resulting from operations                   (9,624)        9,726           (486)            --         (384)
                                            =======       =======        =======        =======      =======

* - Includes income from securities lending program.

^ - Includes the following amounts from investments in Common Stock of Affiliates (000): $34 of dividend income, $(52) of realized loss on investments and $3,358 of unrealized appreciation of investments.


See Notes to Pro Forma Combining Financial Statements.

Small Cap Value Fund
Pro Forma Combining Financial Statements (unaudited)
Statements of Operations (000's omitted)
For the Year ended 9/30/98


                                            Small Cap    Regional     Micro Cap
                                              Value       Equity        Value      Pro-Forma       Pro-Forma
                                              Fund         Fund          Fund      Adjustment      Combined
                                            ---------    --------     ---------    ----------      ---------
Investment Income:
Interest                                       2,129*       2,310*         723*                      5,162
Dividends                                      3,973        1,853^       1,469                       7,295
                                            --------     --------     --------      -------       --------
Total Investment Income                        6,102        4,163        2,192           --         12,457

Expenses:
Investment Advisory Fees                       3,503        2,715        1,401                       7,619
Less: Waiver of investment advisory fees         (67)         (41)          (1)                       (109)
Administrator fees                               576          427          221                       1,224
Transfer agent fees                              115          228           44                         387
Amortization of organization costs                --           --            1                           1
Custodian fees                                   126          117           60                         303
Directors' fees                                    9            6            3                          18
Registration fees                                136            9           15                         160
Professional fees                                  5           13            7                          25
Printing                                          42           17            9                          68
Distribution fees-Class A                         48           84            2                         134
Distribution fees-Class B                          3          394            2                         399
Other                                             28            9            5                          42
                                            --------     --------     --------     -------        --------
Total net expenses                             4,524        3,978        1,769          --          10,271
                                            --------     --------     --------     -------        --------
Investment income-net                          1,578          185          423          --           2,186
                                            --------     --------     --------     -------        --------
Realized and Unrealized Gains(Losses)
  on Investments - Net

Net realized gain (loss) on investments       26,343       20,276^      27,875                      74,494
Net change in unrealized appreciation                                                                   --
  (depreciation) of investments             (153,169)    (117,589)^    (77,385)                   (348,143)
                                            --------     --------     --------     -------        --------
Net gain (loss) on investments              (126,826)     (97,313)     (49,510)         --        (273,649)
                                            --------     --------     --------     -------        --------
Net increase (decrease) in net assets
 resulting from operations                  (125,248)     (97,128)     (49,087)         --        (271,463)
                                            ========     ========     ========     =======        ========

* - Includes income from securities lending program.

^ - Includes the following amounts due to investments in Common Stock of Affiliates (000): $86 of dividend income, $1,706 of realized gains and $20,875 of unrealized depreciation of investments.


             See Notes to Pro Forma Combining Financial Statements.

Small Cap Value Fund
Pro Forma Combining Financial Statements (unaudited)
Statements of Operations (000's omitted)
For the Year ended 9/30/98


                                             Small Cap      Small Cap     Small Cap
                                             12/1/97 to    9/30/97 to    11/21/97 to    Small Cap
                                              9/30/98       11/21/97      11/30/97      Combined
                                             ----------    ----------    -----------    ---------
Investment Income:
Interest                                        1,917           171            41          2,129
Dividends                                       3,312           639            22          3,973
                                             --------      --------      --------       --------
Total Investment Income                         5,229           810            63          6,102

Expenses:
Investment Advisory Fees                        2,861           562            80          3,503
Less: Waiver of investment advisory fees          (66)           --            (1)           (67)
Administrator fees                                449           114            13            576
Transfer agent fees                                87            27             1            115
Amortization of organization costs                 --            --            --             --
Custodian fees                                    123                           3            126
Directors' fees                                     7             2                            9
Registration fees                                 106            30                          136
Professional fees                                  15           (10)                           5
Printing                                           17            24             1             42
Distribution fees-Class A                          38             9             1             48
Less: Waiver of distribution fees-Class A          --            --                           --
Distribution fees-Class B                           2             1                            3
Other                                               7            21                           28
                                             --------      --------      --------       --------
Total net expenses                              3,646           780            98          4,524
                                             --------      --------      --------       --------
Investment income-net                           1,583            30           (35)         1,578
                                             --------      --------      --------       --------
Realized and Unrealized Gains(Losses)
  on Investments - Net

Net realized gain (loss) on investments        25,057         1,074           212         26,343
Net change in unrealized appreciation                                                         --
  (depreciation) of investments              (116,183)      (32,670)       (4,316)      (153,169)
                                             --------      --------      --------       --------
Net gain (loss) on investments                (91,126)      (31,596)       (4,104)      (126,826)
                                             --------      --------      --------       --------
Net increase (decrease) in net assets
 resulting from operations                    (89,543)      (31,566)       (4,139)      (125,248)
                                             --------      --------      --------       --------

SMALL CAP VALUE FUND
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
STATEMENT OF NET ASSETS (000's)
MARCH 31,1999

                                                             SMALL CAP VALUE                        REGIONAL EQUITY
                                                                   FUND                                   FUND
                                                  -------------------------------------   -----------------------------------

                                                  Shares/Par (000)   Market Value (000)   Shares/Par (000) Market Value (000)
Common Stocks--91.1%
Basic Materials--0.9%
A.M. Castle                                                                                        70,000  $             844
BWay*                                                     177,000    $           2,334
CPAC                                                       35,700                  263
Hawkins Chemical                                                                                  140,000              1,365
                                                                     ------------------                    -------------------
Total Basic Materials                                                            2,597                                 2,209
                                                                     ------------------                    -------------------
Capital Goods--20.4%
AFC Cable Systems*                                        232,600                6,920
Alliant Techsystems*                                       66,300                5,151            107,800              8,375
American Aircarriers Support*
Applied Power, Cl A                                                                               235,000              6,404
Aqua Alliance*                                          1,362,300                3,065
Ballantyne of Omaha*                                                                              345,450              2,591
BMC Industries                                                                                    187,100                830
BOLDER Technologies*                                                                              170,200              1,468
Brady                                                                                              32,500                680
Bridgeport Machines*                                      158,600                  981
Brown & Sharpe Manufacturing*
Catalytica*                                               682,033                7,502
Dayton Superior, CL A*                                    164,300                2,855
Donaldson                                                                                         300,000              5,400
Dupont Photomasks*                                         17,900                  709
Idex                                                                                               70,000              1,649
L.B. Foster, Cl A*                                        253,800                1,174
Lindberg
LMI Aerospace*
MagneTek*                                                 321,487                2,692
Moog, Cl A*                                               259,200                7,906
Newpark Resources*                                        479,600                3,477
Northwest Pipe*                                           180,000                2,970
Park Ohio Holdings*                                       227,300                3,182
Pentair                                                                                           190,100              6,416
Shelby Williams Industries                                 76,050                  727
SPX*                                                                                               65,000              3,278
Supreme Industries
Thomas Industries                                         139,650                2,618
Tower Automotive*                                                                                 402,100              7,489
Tredegar Industries                                        58,400                1,807
U.S. Filter*                                               29,211                  895
Valmont Industries                                                                                190,000              2,636
Varlen                                                                                            392,000              8,624
                                                                     ------------------                    -------------------
Total Capital Goods                                                             54,631                                55,840
                                                                     ------------------                    -------------------
Consumer Cyclicals--18.4%
Acxiom*                                                    96,140                2,548
Alternate Postal Delivery (A)*                                                                     87,900                 88
Applied Graphics Technologies*                            190,500                1,429
Ashworth*                                                                                         330,000              1,155
Bell & Howell*                                            195,600                5,734            115,000              3,371
Bonded Motors*                                             71,400                  174
Borg Warner Security*                                     461,700                7,733             89,300              1,496
DR Horton                                                 173,475                2,906
Department 56*                                                                                    190,000              5,783
Dura Automotive Systems*                                  118,880                3,358            251,700              7,111
Edelbrock*                                                106,200                1,593

[WIDE TABLE  CONTINUED]

                                                             MICRO CAP VALUE                           PRO FORMA
                                                                   FUND                                COMBINED
                                                  -------------------------------------   -----------------------------------

                                                  Shares/Par (000)   Market Value (000)   Shares/Par (000) Market Value (000)
Common Stocks--91.1%
Basic Materials--0.9%
A.M. Castle                                                                                        70,000  $             844
BWay*                                                      59,400    $             783            236,400              3,117
CPAC                                                        9,800                   72             45,500                335
Hawkins Chemical                                                                                  140,000              1,365
                                                                     ------------------                    ------------------
Total Basic Materials                                                              855                                 5,661
                                                                     ------------------                    ------------------
Capital Goods--20.4%
AFC Cable Systems*                                         45,000                1,339            277,600              8,259
Alliant Techsystems*                                                                              174,100             13,526
American Aircarriers Support*                              60,000                  540             60,000                540
Applied Power, Cl A                                                                               235,000              6,404
Aqua Alliance*                                                                                  1,362,300              3,065
Ballantyne of Omaha*                                                                              345,450              2,591
BMC Industries                                                                                    187,100                830
BOLDER Technologies*                                      100,000                  862            270,200              2,330
Brady                                                                                              32,500                680
Bridgeport Machines*                                       88,000                  544            246,600              1,525
Brown & Sharpe Manufacturing*                             100,000                  494            100,000                494
Catalytica*                                                70,000                  770            752,033              8,272
Dayton Superior, CL A*                                     75,500                1,312            239,800              4,167
Donaldson                                                                                         300,000              5,400
Dupont Photomasks*                                                                                 17,900                709
Idex                                                                                               70,000              1,649
L.B. Foster, Cl A*                                        160,000                  740            413,800              1,914
Lindberg                                                   30,800                  271             30,800                271
LMI Aerospace*                                            105,000                  604            105,000                604
MagneTek*                                                 170,000                1,424            491,487              4,116
Moog, Cl A*                                                62,400                1,903            321,600              9,809
Newpark Resources*                                                                                479,600              3,477
Northwest Pipe*                                            50,100                  827            230,100              3,797
Park Ohio Holdings*                                        73,535                1,029            300,835              4,211
Pentair                                                                                           190,100              6,416
Shelby Williams Industries                                 62,800                  601            138,850              1,328
SPX*                                                                                               65,000              3,278
Supreme Industries                                         76,745                  566             76,745                566
Thomas Industries                                          41,750                  783            181,400              3,401
Tower Automotive*                                                                                 402,100              7,489
Tredegar Industries                                                                                58,400              1,807
U.S. Filter*                                                                                       29,211                895
Valmont Industries                                                                                190,000              2,636
Varlen                                                                                            392,000              8,624
                                                                     ------------------                    ------------------
Total Capital Goods                                                             14,609                               125,080
                                                                     ------------------                    ------------------
Consumer Cyclicals--18.4%
Acxiom*                                                                                            96,140              2,548
Alternate Postal Delivery (A)*                                                                     87,900                 88
Applied Graphics Technologies*                                                                    190,500              1,429
Ashworth*                                                                                         330,000              1,155
Bell & Howell*                                                                                    310,600              9,105
Bonded Motors*                                             74,600                  182            146,000                356
Borg Warner Security*                                     100,000                1,675            651,000             10,904
DR Horton                                                                                         173,475              2,906
Department 56*                                                                                    190,000              5,783
Dura Automotive Systems*                                   60,720                1,715            431,300             12,184
Edelbrock*                                                 37,000                  555            143,200              2,148

SMALL CAP VALUE FUND
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
STATEMENT OF NET ASSETS (000's)
MARCH 31,1999

                                                             SMALL CAP VALUE                        REGIONAL EQUITY
                                                                   FUND                                   FUND
                                                  -------------------------------------   -----------------------------------

                                                  Shares/Par (000)   Market Value (000)   Shares/Par (000) Market Value (000)


Finish Line, Cl A*                                        196,700                2,532
Finlay Enterprises*
Friedman's, Cl A
Gildan Activewear*
Hampshire Group Limited*                                   55,100                  441
Huffy                                                     106,000                1,272
Inacom*                                                   160,852                1,247            260,000              2,015
K-Swiss, Cl A                                              54,600                1,379
Lakes Gaming*                                                                                      40,000                327
Matthews International, Cl A                              135,300                3,704
Park Place Entertainment*                                                                         180,000              1,361
Piercing Pagoda*                                          122,250                1,093
Quaker Fabric*                                            358,400                1,994
Racing Champions*
Regis                                                     225,000                5,991            300,000              7,988
Service Experts*                                           50,800                  686
Simpson Manufacturing*                                     59,100                2,379
Sport-Haley (A)*                                                                                  313,000              2,543
Staff Leasing*                                            112,300                1,607
Stanley Furniture*                                        233,400                4,551
Steven Madden Limited*
Synthetic Industries*                                     120,400                2,009
Tarrant Apparel Group*                                     30,300                1,273
TearDrop Golf*
Topps*                                                    600,000                2,625
Total Containment*
TRO Learning*                                             212,200                1,273
Video Update, Cl A*                                       376,150                  317
Walbro*                                                   108,500                  976
Whitehall Jewellers*                                       56,200                  864
                                                                     ------------------                    -------------------
Total Consumer Cyclicals                                                        63,688                                33,238
                                                                     ------------------                    -------------------
Consumer Staples--6.2%
Avado Brands                                              121,600                  722
Buenos Aires Embotelladora S.A.,ADR*                        6,274                   --
Buffets*                                                  123,600                1,221            496,800              4,906
Drug Emporium*                                            141,900                  683
International Multifoods                                                                          210,600              4,910
Lodgenet Entertainment*                                                                           360,000              2,363
Mac-Gray*
Merrill                                                   152,000                2,033            562,000              7,517
Michael Foods                                                                                     302,600              5,768
Pepsi-Cola Puerto Rico Bottling, Cl B*                     23,387                  140
Performance Food Group*                                    96,800                2,541
Suiza Foods*                                              100,300                3,379
                                                                     ------------------                    -------------------
Total Consumer Staples                                                          10,719                                25,464
                                                                     ------------------                    -------------------
Energy--2.5%
Atwood Oceanic*                                            42,000                1,260
Basin Exploration*                                                                                170,000              2,359
Bellwether Exploration*
Callon Petroleum*
Evergreen Resources*                                                                               51,000              1,020
Forest Oil*                                               260,360                1,953            176,000              1,320
Mallon Resources*                                                                                 162,000              1,215
Veritas DGC*                                              152,000                2,156            110,800              1,572
                                                                     ------------------                    -------------------

[WIDE TABLE CONTINUED]


                                                             MICRO CAP VALUE                           PRO FORMA
                                                                   FUND                                COMBINED
                                                  -------------------------------------   -----------------------------------

                                                  Shares/Par (000)   Market Value (000)   Shares/Par (000) Market Value (000)
Finish Line, Cl A*                                                                                196,700              2,532
Finlay Enterprises*                                        55,900                  604             55,900                604
Friedman's, Cl A                                           30,800                  277             30,800                277
Gildan Activewear*                                         80,000                  980             80,000                980
Hampshire Group Limited*                                   34,100                  273             89,200                714
Huffy                                                      48,300                  580            154,300              1,852
Inacom*                                                                                           420,852              3,262
K-Swiss, Cl A                                              13,400                  338             68,000              1,717
Lakes Gaming*                                                                                      40,000                327
Matthews International, Cl A                               40,000                1,095            175,300              4,799
Park Place Entertainment*                                                                         180,000              1,361
Piercing Pagoda*                                           32,150                  287            154,400              1,380
Quaker Fabric*                                             80,000                  445            438,400              2,439
Racing Champions*                                          81,000                  891             81,000                891
Regis                                                                                             525,000             13,979
Service Experts*                                                                                   50,800                686
Simpson Manufacturing*                                     14,300                  576             73,400              2,955
Sport-Haley (A)*                                                                                  313,000              2,543
Staff Leasing*                                                                                    112,300              1,607
Stanley Furniture*                                         60,000                1,170            293,400              5,721
Steven Madden Limited*                                    100,000                  844            100,000                844
Synthetic Industries*                                      49,200                  821            169,600              2,830
Tarrant Apparel Group*                                                                             30,300              1,273
TearDrop Golf*                                            100,600                  498            100,600                498
Topps*                                                                                            600,000              2,625
Total Containment*                                         56,500                  307             56,500                307
TRO Learning*                                             117,700                  706            329,900              1,979
Video Update, Cl A*                                       175,125                  148            551,275                465
Walbro*                                                    67,500                  607            176,000              1,583
Whitehall Jewellers*                                       19,100                  294             75,300              1,158
                                                                   --------------------                    ------------------
Total Consumer Cyclicals                                                        15,868                               112,794
                                                                   --------------------                    ------------------
Consumer Staples--6.2%
Avado Brands                                                                                      121,600                722
Buenos Aires Embotelladora S.A.,ADR*                        2,824                   --              9,098                 --
Buffets*                                                                                          620,400              6,127
Drug Emporium*                                            205,000                  987            346,900              1,670
International Multifoods                                                                          210,600              4,910
Lodgenet Entertainment*                                                                           360,000              2,363
Mac-Gray*                                                  48,400                  445             48,400                445
Merrill                                                                                           714,000              9,550
Michael Foods                                                                                     302,600              5,768
Pepsi-Cola Puerto Rico Bottling, Cl B*                     10,527                   63             33,914                203
Performance Food Group*                                    14,000                  367            110,800              2,908
Suiza Foods*                                                                                      100,300              3,379
                                                                   --------------------                    ------------------
Total Consumer Staples                                                           1,862                                38,045
                                                                   --------------------                    ------------------
Energy--2.5%
Atwood Oceanic*                                                                                    42,000              1,260
Basin Exploration*                                         40,000                  555            210,000              2,914
Bellwether Exploration*                                    94,500                  337             94,500                337
Callon Petroleum*                                          40,000                  445             40,000                445
Evergreen Resources*                                                                               51,000              1,020
Forest Oil*                                                85,220                  639            521,580              3,912
Mallon Resources*                                                                                 162,000              1,215
Veritas DGC*                                               37,800                  536            300,600              4,264
                                                                   --------------------                    ------------------

SMALL CAP VALUE FUND
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
STATEMENT OF NET ASSETS (000's)
MARCH 31,1999

                                                             SMALL CAP VALUE                        REGIONAL EQUITY
                                                                   FUND                                   FUND
                                                  -------------------------------------   -----------------------------------

                                                  Shares/Par (000)   Market Value (000)   Shares/Par (000) Market Value (000)
Total Energy                                                                     5,369                                 7,486
                                                                     ------------------                    -------------------
Financials--16.8%
Amerin*                                                   291,100                5,913            410,000              8,328
ARM Financial Group, Cl A                                  52,600                  786             53,400                798
Astoria Financial                                          43,700                2,185
Chelsea GCA Realty                                         98,900                2,757
Community First Bankshares                                102,800                2,056            455,000              9,100
Dain Rauscher                                              89,200                3,033             65,000              2,210
Delphi Financial Group, Cl A*                                  --                   --
Enhance Financial Services Group                          281,700                6,409
Farm Family Holdings*                                      59,900                1,902
First Republic Bank*                                      183,000                4,415
Franchise Mortgage Acceptance*                            414,600                3,006
Highwoods Properties                                       92,700                2,184
LaSalle Re Holdings                                        92,300                1,361
Lexington Corporate Properties                            178,600                1,987
Metris                                                                                             90,000              3,634
Penn Treaty American*                                     160,800                3,990
Philadelphia Consolidated Holding*                        206,700                4,160
Roslyn Bancorp                                            305,040                5,148
SCPIE Holdings
Shurgard Storage Centers
Southwest Bancorp of Texas*                                73,400                  904
TCF Financial                                                                                     235,000              6,110
UST                                                       105,730                2,310
Walden Residential Properties                             109,200                1,925
Webster Financial                                         110,904                3,202
Willis Lease Finance*                                     165,100                2,889
                                                                     ------------------                    -------------------
Total Financials                                                                62,522                                30,180
                                                                     ------------------                    -------------------
Health Care--6.3%
America Service Group*
ATS Medical*                                                                                      255,600              1,917
Collaborative Clinical Research*
Cooper*                                                   324,400                4,988
Diagnostic Health Services*                               316,900                  386
Empi*                                                                                             280,000              6,055
Lifecore Biomedical*                                       96,200                  836            483,500              4,200
Mentor                                                    168,900                2,481
Minntech                                                                                           14,200                179
Nu-Med*
Orphan Medical*                                                                                   162,800              1,180
Parexel International*                                    174,300                3,606
PolyMedica*                                               225,200                1,689
Rehabilicare*                                                                                     225,000                591
Respironics*                                              306,500                4,042
Roberts Pharmaceutical*                                    54,000                1,120
Spacelabs Medical*                                        115,600                1,944
                                                                     ------------------                    -------------------
Total Health Care                                                               21,092                                14,122
                                                                     ------------------                    -------------------
Technology--16.1%
Actel*                                                     80,300                1,320
Aetrium (A)*                                                                                      580,000              3,770
Alpha Industries                                           52,500                  965
Alternative Resources*                                                                            244,900              1,561
ANADIGICS*                                                 27,000                  476

[WIDE TABLE CONTINUED]

                                                             MICRO CAP VALUE                           PRO FORMA
                                                                   FUND                                COMBINED
                                                  -------------------------------------   -----------------------------------

                                                  Shares/Par (000)   Market Value (000)   Shares/Par (000) Market Value (000)
Total Energy                                                                     2,512                                15,367
                                                                        --------------                     ------------------
Financials--16.8%
Amerin*                                                                                           701,100             14,241
ARM Financial Group, Cl A                                                                         106,000              1,584
Astoria Financial                                                                                  43,700              2,185
Chelsea GCA Realty                                         27,100                  755            126,000              3,512
Community First Bankshares                                                                        557,800             11,156
Dain Rauscher                                               8,200                  279            162,400              5,522
Delphi Financial Group, Cl A*                                                                          --                 --
Enhance Financial Services Group                                                                  281,700              6,409
Farm Family Holdings*                                      30,000                  952             89,900              2,854
First Republic Bank*                                       70,000                1,689            253,000              6,104
Franchise Mortgage Acceptance*                                                                    414,600              3,006
Highwoods Properties                                                                               92,700              2,184
LaSalle Re Holdings                                        22,400                  330            114,700              1,691
Lexington Corporate Properties                             53,000                  590            231,600              2,577
Metris                                                                                             90,000              3,634
Penn Treaty American*                                      45,000                1,117            205,800              5,107
Philadelphia Consolidated Holding*                         55,000                1,107            261,700              5,267
Roslyn Bancorp                                                                                    305,040              5,148
SCPIE Holdings                                             15,000                  408             15,000                408
Shurgard Storage Centers                                   14,100                  356             14,100                356
Southwest Bancorp of Texas*                                                                        73,400                904
TCF Financial                                                                                     235,000              6,110
UST                                                                                               105,730              2,310
Walden Residential Properties                              34,000                  599            143,200              2,524
Webster Financial                                          35,800                1,034            146,704              4,236
Willis Lease Finance*                                      40,200                  703            205,300              3,592
                                                                     ------------------                    ------------------
Total Financials                                                                 9,919                               102,621
                                                                     ------------------                    ------------------
Health Care--6.3%
America Service Group*                                     95,000                1,116             95,000              1,116
ATS Medical*                                                                                      255,600              1,917
Collaborative Clinical Research*                          160,000                  680            160,000                680
Cooper*                                                                                           324,400              4,988
Diagnostic Health Services*                               224,500                  274            541,400                660
Empi*                                                                                             280,000              6,055
Lifecore Biomedical*                                                                              579,700              5,036
Mentor                                                                                            168,900              2,481
Minntech                                                    5,800                   73             20,000                252
Nu-Med*                                                       731                   --                731                 --
Orphan Medical*                                                                                   162,800              1,180
Parexel International*                                                                            174,300              3,606
PolyMedica*                                                79,000                  592            304,200              2,281
Rehabilicare*                                                                                     225,000                591
Respironics*                                                                                      306,500              4,042
Roberts Pharmaceutical*                                                                            54,000              1,120
Spacelabs Medical*                                         40,000                  673            155,600              2,617
                                                                     ------------------                    ------------------
Total Health Care                                                                3,408                                 8,622
                                                                     ------------------                    ------------------
Technology--16.1%
Actel*                                                                                             80,300              1,320
Aetrium (A)*                                                                                      580,000              3,770
Alpha Industries                                           13,650                  251             66,150              1,216
Alternative Resources*                                                                            244,900              1,561
ANADIGICS*                                                  7,100                  125             34,100                601

SMALL CAP VALUE FUND
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
STATEMENT OF NET ASSETS (000's)
MARCH 31,1999

                                                             SMALL CAP VALUE                        REGIONAL EQUITY
                                                                   FUND                                   FUND
                                                  -------------------------------------   -----------------------------------

                                                  Shares/Par (000)   Market Value (000)   Shares/Par (000) Market Value (000)
Applied Science & Technology*
Aris Corp*
BancTec*                                                  228,262                2,810
BrightStar Information Technology*
Ciprico*
Comdial*                                                  145,300                  944
Communications Systems                                                                            386,000              3,667
Corsair Communications*
Digital Microwave*                                        197,100                1,651
DII Group*                                                 42,100                1,231
DSP Communications*                                        41,400                  657
Etec Systems*                                              26,600                  783
Evolving Systems*                                                                                 308,400              1,503
FEI*                                                      131,600                1,102
Fieldworks*
Fourth Shift*
Gatefield*                                                537,600                  470
Glenayre Technologies*                                    203,500                  700
Government Technology Services*
Innovex                                                                                           200,000              2,675
Inprise Corp*                                             642,800                2,491
Kofax Image Products*
Kronos*                                                    55,200                1,352
Mosaix (A)*                                                                                       535,800              4,487
National Computer Systems                                 111,400                2,729            258,100              6,323
Network Equipment Technology*                             187,300                1,674
Norstan (A)*                                                                                      510,000              4,718
Nova*                                                      67,774                1,779
Olicom A/S*                                               175,900                  528
P-Com*                                                     90,900                  693
Periophonics*
Pioneer-Standard Electronics                              187,600                1,231
Pomeroy Computer Resources*                               155,800                2,025
Powerwave Technologies*                                    59,100                1,677
Radisys*                                                  209,500                6,508
Rainbow Technology*
Remec*                                                     57,600                1,202
Sapiens International*                                    170,300                1,777
Sawtek*                                                    41,200                1,390
Spectrian*                                                 65,700                  772
Sybase*                                                   555,300                4,408
System Software Associates                                811,900                1,827            642,100              1,445
Triple P N.V. (D)*                                        801,760                2,205
TSI (A)                                                                                           420,000              3,413
Unitrode*                                                 180,400                2,559
Wall Data*
                                                                     ------------------                    -------------------
Total Technology                                                                51,936                                33,562
                                                                     ------------------                    -------------------
Transportation--0.7%
Nordic American Tanker Shipping                           284,800                3,275
World Airways*                                             46,500                   46
                                                                     ------------------                    -------------------
Total Transportation                                                             3,321                                    --
                                                                     ------------------                    -------------------
Utilities--2.8%
El Paso Electric*                                         250,000                1,906
Midcoast Energy Resources
TNP Enterprises                                            82,300                2,366

[WIDE TABLE CONTINUED]

                                                             MICRO CAP VALUE                           PRO FORMA
                                                                   FUND                                COMBINED
                                                  -------------------------------------   -----------------------------------

                                                  Shares/Par (000)     Market Value (000)   Shares/Par (000)   Market Value (000)
Applied Science & Technology*                              50,000                    628             50,000                  628
Aris Corp*                                                 34,800                    291             34,800                  291
BancTec*                                                                                            228,262                2,810
BrightStar Information Technology*                        108,600                    421            108,600                  421
Ciprico*                                                  117,500                    969            117,500                  969
Comdial*                                                   89,600                    582            234,900                1,526
Communications Systems                                                                              386,000                3,667
Corsair Communications*                                   138,500                    710            138,500                  710
Digital Microwave*                                                                                  197,100                1,651
DII Group*                                                                                           42,100                1,231
DSP Communications*                                                                                  41,400                  657
Etec Systems*                                                                                        26,600                  783
Evolving Systems*                                         200,000                    975            508,400                2,478
FEI*                                                      100,000                    838            231,600                1,940
Fieldworks*                                               176,000                    424            176,000                  424
Fourth Shift*                                              58,200                    313             58,200                  313
Gatefield*                                                194,850                    170            732,450                  640
Glenayre Technologies*                                                                              203,500                  700
Government Technology Services*                           175,000                    613            175,000                  613
Innovex                                                                                             200,000                2,675
Inprise Corp*                                             185,000                    717            827,800                3,208
Kofax Image Products*                                     147,500                  1,328            147,500                1,328
Kronos*                                                                                              55,200                1,352
Mosaix (A)*                                                                                         535,800                4,487
National Computer Systems                                                                           369,500                9,052
Network Equipment Technology*                                                                       187,300                1,674
Norstan (A)*                                                                                        510,000                4,718
Nova*                                                                                                67,774                1,779
Olicom A/S*                                                58,300                    175            234,200                  703
P-Com*                                                     25,100                    191            116,000                  884
Periophonics*                                              50,000                    316             50,000                  316
Pioneer-Standard Electronics                               55,000                    361            242,600                1,592
Pomeroy Computer Resources*                                39,200                    510            195,000                2,535
Powerwave Technologies*                                                                              59,100                1,677
Radisys*                                                                                            209,500                6,508
Rainbow Technology*                                        40,000                    400             40,000                  400
Remec*                                                                                               57,600                1,202
Sapiens International*                                     45,900                    479            216,200                2,256
Sawtek*                                                                                              41,200                1,390
Spectrian*                                                 17,300                    203             83,000                  975
Sybase*                                                                                             555,300                4,408
System Software Associates                                                                        1,454,000                3,272
Triple P N.V. (D)*                                        183,500                    505            985,260                2,710
TSI (A)                                                                                             420,000                3,413
Unitrode*                                                                                           180,400                2,559
Wall Data*                                                 25,000                    359             25,000                  359
                                                                     --------------------                         ---------------
Total Technology                                                                  12,854                                  98,352
                                                                     --------------------                         ---------------
Transportation--0.7%
Nordic American Tanker Shipping                            75,000                    863            359,800                4,138
World Airways*                                                                                       46,500                   46
                                                                     --------------------                         ---------------
Total Transportation                                                                 863                                   4,184
                                                                     --------------------                         ---------------
Utilities--2.8%
El Paso Electric*                                         126,800                    967            376,800                2,873
Midcoast Energy Resources                                  26,262                    407             26,262                  407
TNP Enterprises                                            30,000                    863            112,300                3,229

SMALL CAP VALUE FUND
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
STATEMENT OF NET ASSETS (000's)
MARCH 31,1999

                                                             SMALL CAP VALUE                        REGIONAL EQUITY
                                                                   FUND                                   FUND
                                                  -------------------------------------   -----------------------------------

                                                  Shares/Par (000)   Market Value (000)   Shares/Par (000) Market Value (000)
Trigen Energy
Unisource Energy Holding*                                 650,000                7,191
Western Gas Resources                                                                              90,000                675
                                                                     ------------------                    -------------------
Total Utilities                                                                 11,463                                   675
                                                                     ------------------                    -------------------
Total Common Stocks (Cost $268,570,
$174,241, $69,928, and $512,739 respectively)                                  287,338                               202,776


Convertible Bonds--0.8%
Complete Management, 62.5000 shares, 8.000%,
08/15/03 (C)                                                  595                   47
Complete Management, 71.4286 shares, 8.000%,
08/15/03 (C)                                                  520                   41
Drug Emporium, 65.1466 shares, 7.750%, 10/01/14               740                  540
Leasing Solutions, 28.6533 shares, 6.875%, 10/01/03           455                   52
Titan, 285.7143 shares, 0.25% 11/01/03  8.250%,
11/01/03                                                    1,935                2,838
                                                                     ------------------                    -------------------
Total Convertible Bonds (Cost $4,059, $0, $2,204,
and $6,263 respectively)                                                         3,518                                    --
                                                                     ------------------                    -------------------
Warrants--0.0%
Sound Advice*                                                 505                   --
                                                                     ------------------                    -------------------
Total Warrants (Cost $0,$0, $0, and $0 respectively)                                --                                    --
                                                                     ------------------                    -------------------
Related Party Money Market Funds--3.9%
First American Prime Obligations Fund (B)              18,087,162               18,087            923,212                923
                                                                     ------------------                    -------------------
Total Related Party Money Market Funds (Cost
$18,087, $923, $5,026, and $24,036 respectively)                                18,087                                   923
                                                                     ------------------                    -------------------

Total Investments--95.8%  (Cost $290,716,
$175,164, $77,158, and $543,038 respectively)                                  308,943                               203,699
                                                                     ------------------                    -------------------
Other Assets and Liabilities, Net--4.2%  (E)                                    14,756                                10,811
                                                                     ------------------                    -------------------
Total Net Assets--100.0%                                                     $ 323,699                             $ 214,510
                                                                     ==================                    ===================

[WIDE TABLE CONTINUED]

                                                             MICRO CAP VALUE                           PRO FORMA
                                                                   FUND                                COMBINED
                                                  -------------------------------------   -----------------------------------

                                                  Shares/Par (000)     Market Value (000)   Shares/Par (000)   Market Value (000)
Trigen Energy                                              54,700                    749             54,700                  749
Unisource Energy Holding*                                 165,000                  1,825            815,000                9,016
Western Gas Resources                                                                                90,000                  675
                                                                       ------------------                      ------------------
Total Utilities                                                                    4,811                                  16,949
                                                                       ------------------                      ------------------
Total Common Stocks (Cost $268,570,
$174,241, $69,928, and $512,739 respectively)                                     67,561                                 557,675


Convertible Bonds--0.8%
Complete Management, 62.5000 shares, 8.000%,
08/15/03 (C)                                                  300                     24                895                   71
Complete Management, 71.4286 shares, 8.000%,
08/15/03 (C)                                                  590                     46              1,110                   87
Drug Emporium, 65.1466 shares, 7.750%, 10/01/14               921                    672              1,661                1,212
Leasing Solutions, 28.6533 shares, 6.875%, 10/01/03           250                     29                705                   81
Titan, 285.7143 shares, 0.25% 11/01/03  8.250%,
11/01/03                                                      360                    528              2,295                3,366
                                                                       ------------------                      ------------------
Total Convertible Bonds (Cost $4,059, $0, $2,204,
and $6,263 respectively)                                                           1,299                                   4,817
                                                                       ------------------                      ------------------
Warrants--0.0%
Sound Advice*                                               2,025                     --              2,530                   --
                                                                       ------------------                      ------------------
Total Warrants (Cost $0,$0, $0, and $0 respectively)                                  --                                      --
                                                                       ------------------                      ------------------
Related Party Money Market Funds--3.9%
First American Prime Obligations Fund (B)               5,026,223                  5,026         24,036,597               24,036
                                                                       ------------------                      ------------------
Total Related Party Money Market Funds (Cost
$18,087, $923, $5,026, and $24,036 respectively)                                   5,026                                  24,036
                                                                       ------------------                      ------------------

Total Investments--95.8%  (Cost $290,716,
$175,164, $77,158, and $543,038 respectively)                                     73,886                                 586,528
                                                                       ------------------                      ------------------
Other Assets and Liabilities, Net--4.2%  (E)                                         433                                  26,000
                                                                       ------------------                      ------------------
Total Net Assets--100.0%                                               $          74,319                       $         612,528
                                                                       ==================                      ==================

* Non-income producing security
(A) Investments represent five percent or more of the outstanding voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940 at or during the period ended March 31, 1999. See activity below.
(B) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund.
(C) Security was in default as of April 1, 1999.
(D) Security Sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other "qualified institutional investors".
(E) Other assets and liabilities representing greater than five percent of total net assets include the following (000):
    Cash collateral received for securities on loan                  43,323
    Payable upon return of securities on loan                        43,323

ADR-American Depositary Receipt
Cl-Class



The activity for investments in Common Stocks of Affiliates is as follows:

                                  Shares at      Shares at
             Description           9/30/98        3/31/99        Difference     Dividends        Realized G/L
--------------------------------------------------------------------------------------------------------------
Aetrium                             686,000        580,000        106,000              --         (718,925)
Alternate Postal Delivery           210,000         87,900 (#)    122,100              --         (523,559)

SMALL CAP VALUE FUND
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
STATEMENT OF NET ASSETS (000's)
MARCH 31,1999


                                       SMALL CAP VALUE                             REGIONAL EQUITY
                                            FUND                                        FUND
                           ---------------------------------------    ---------------------------------------

                           Shares/Par (000)     Market Value (000)    Shares/Par (000)     Market Value (000)
Gatefield                           865,550                732,450             133,100                     --
Mosaix                              535,800                535,800                  --                     --
Norstan                             551,300                510,000 (#)          41,300                     --
Sport Haley                         313,000                313,000                  --                     --
TRO Learning                        369,900                329,900              40,000                     --
TSI                                 669,300                420,000 (#)         249,300                 34,029
--------------------------------------------------------------------------------------------------------------
                                  4,200,850              3,509,050             691,800                 34,029

[WIDE TABLE CONTINUED]

                                         MICRO CAP VALUE                               PRO FORMA
                                              FUND                                     COMBINED
                            ---------------------------------------      ---------------------------------------

                            Shares/Par (000)     Market Value (000)      Shares/Par (000)     Market Value (000)
Gatefield                          (102,008)
Mosaix                                   --
Norstan                            (118,567)
Sport Haley                              --
TRO Learning                        111,442
TSI                               1,308,906
-------------------------------------------
                                    (42,711)

(#) At March 31, 1999 these issuers were not considered affiliates.

SMALL CAP VALUE FUND
NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
MARCH 31, 1999 (000's OMITTED)


1.   Basis of Combination

     The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Statement of Net Assets, and the related Pro Forma Combining Statement of Operations ("Pro Forma Statements") reflect the accounts of the Small Cap Value Fund, Regional Equity Fund, and Micro Cap Value Fund at March 31, 1999 and for the periods ended March 31, 1999 and September 30, 1998.

     The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of the Regional Equity Fund and the Micro Cap Value Fund. The Reorganization provides for the acquisition of all assets and liabilities of both the Regional Equity Fund and Micro Cap Value Fund by the Small Cap Value Fund, in exchange for Class A, B and Y shares of the Small Cap Value Fund. Thereafter, there will be a distribution of Class A, B and Y shares of the Small Cap Value Fund to the respective shareholders of the Regional Equity Fund and the Micro Cap Value Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of the Regional Equity Fund and the Micro Cap Value Fund will become the owners of that number of full and fractional Class A, B and Y shares of the Small Cap Value Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of the Regional Equity Fund and/or the Micro Cap Value Fund as of the close of business immediately prior to the date that the Regional Equity Fund and Micro Cap Value Fund assets are exchanged for Class A, B and Y shares of the Small Cap Value Fund. Prior to the Reorganization, all Class B shares of the Micro Cap Value Fund will be converted into Class A shares of the Micro Cap Value Fund based on conversion ratios determined by the net assets of each Class at March 31, 1999. All conversion ratios of the Micro Cap Value Fund into the Small Cap Value Fund will be calculated after this Class B to Class A share conversion for the Micro Cap Value Fund.

     The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the period presented.

     The information contained herein is based on the experience of each Fund for the periods ended March 31, 1999 and September 30, 1998 and is designed to permit the shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of the Regional Equity Fund and the Micro Cap Value Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by U.S. Bancorp of Minneapolis, Minnesota. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Small Cap Value Fund.

     The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2.   Shares of Beneficial Interest

     The Pro Forma net asset values per share assume the issuance of Class A, B and Y shares of the Small Cap Value Fund which would have been issued at March 31, 1999 in connection with the proposed Reorganization. Shareholders of the Regional Equity Fund and the Micro Cap Value Fund would receive Class A, B and Y shares of the Small Cap Value Fund based on conversion ratios determined on March 31, 1999. The conversion ratios are calculated by dividing the net asset value of the Regional Equity Fund and the Micro Cap Value Fund by the net asset value per share of the respective class of the Small Cap Value Fund.

3.   Pro Forma Operations

     The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Pro Forma operating expenses include the actual expenses of the Funds adjusted to reflect the expected expenses of the combined entity. The investment advisory and distribution fees have been charged to the combined Fund based on the fee schedule in effect for the Small Cap Value Fund at the combined level of average net assets for the periods ended March 31, 1999 and September 30, 1998.

                                     PART C

                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION.

         The first four paragraphs of Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A, dated November 27, 1987, are incorporated herein by reference.

         On February 18, 1988 the indemnification provisions of the Maryland General Corporation Law (the "Law") were amended to permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders' derivative suits.

         The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17(i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases (including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2,
1980).

         Insofar as the indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

         The Registrant maintains officers' and directors' liability insurance providing coverage, with certain exceptions, for acts and omissions in the course of the covered persons' duties as officers and directors.

ITEM 16.  EXHIBITS.

1 Articles of Incorporation, as amended and supplemented through April 2, 1998. (Incorporated by reference to Exhibit (1) to Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A.)

2 Bylaws, as amended through December 1998. (Incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A.)

3            Not Applicable.

4 Agreement and Plan of Reorganization is attached as Exhibit A to the Prospectus/Proxy Statement included in Part A of this Registration Statement on Form N-14.

5            Not Applicable.

6(a) Investment Advisory Agreement dated April 2, 1991, between the Registrant and First Bank National Association, as amended and supplemented through August 1994 (Incorporated by reference to Exhibit (5)(a) to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A.)

6(b) Amendment No. 9 to Investment Advisory Agreement (Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A.)

6(c) Sub-Advisory Agreement dated March 28, 1994, between First Bank National Association and Marvin & Palmer Associates, Inc., with respect to International Fund (Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A)

6(d) Sub-Advisory Agreement dated July 23, 1998, between U.S. Bank National Association and Marvin & Palmer Associates, Inc., with respect to Emerging Markets Fund (Incorporated by reference to Exhibit 5(f) to Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A.)

6(e) Sub-Advisory Agreement dated July 24, 1998, between U.S. Bank National Association and Federated Global Research Corp., with respect to Strategic Income Fund (Incorporated by reference to Exhibit 5(g) to Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A.)

6(f) Sub-Advisory Agreement dated July 24, 1998, between U.S. Bank National Association and Federated Investment Counseling, with respect to Strategic Income Fund (Incorporated by reference to Exhibit 5(h) to Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A.)

6(g) Amendment No. 1 to Sub-Advisory Agreement between Bank National Association and Marvin & Palmer Associates, Inc., with respect to International Fund (Incorporated by reference to Exhibit 5(d) to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A.)

7(a) Distribution Agreement [Class A and Class Y Shares,] dated February 10, 1994, between the Registrant and SEI Financial Services Company (Incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A.)

7(a) Distribution and Service Agreement [Class B] dated August 1, 1994, as amended September 14, 1994 between Registrant and SEI Financial Services Company (Incorporated by reference to Exhibit (6)(b) to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A.)

7(a) Distribution and Service Agreement [Class C] dated December 9, 1998, between Registrant and SEI Investments Distribution Co.

7(a)         Form of Dealer Agreement (Incorporated by reference to Exhibit
             (6)(c) to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A.)

8            Not Applicable.

9(a) Custodian Agreement dated September 20, 1993, between the Registrant and First Trust National Association, as supplemented through August 1994 (Incorporated by reference to Exhibit (8) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A.)

9(b) Supplement dated March 15, 1994, to Custodian Agreement dated September 20, 1993.

9(c) Further Supplement dated November 21, 1997, with respect to International Index Fund, and July 23, 1998, with respect to Strategic Income Fund and Emerging Markets Fund, to Custodian Agreement dated September 20, 1993 (Incorporated by reference to
             Exhibit 8(c) to Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A.)

9(d) Compensation Agreement dated July 23, 1998, pursuant to Custodian Agreement dated September 20, 1993 (Incorporated by reference to Exhibit (8)(b) to Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A.)

9(e) Assignment of Custodian Agreements and Security Lending Agency Agreement to U.S. Bank National Association, dated May 1, 1998

             (Incorporated by reference to Exhibit (g)(5) to Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A.)

10(a) Amended and Restated Administration Agreement, dated July 1, 1997, by and between the Registrant and SEI Investments Management Corporation (Incorporated herein by reference to Exhibit 9(f) to Post-effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A.)

10(b) Sub-Administration Agreement effective January 1, 1998, by and between SEI and First Bank National Association (Incorporated herein by reference to Exhibit (9)(e) to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A.)

10(c) Revised Schedule A, dated June 29, 1998, to Sub-Administration Agreement (Incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A.)

10(d) Form of Transfer Agency Agreement dated as of October 1, 1996, between Registrant and DST Systems, Inc. (Incorporated by reference to Exhibit 9(d) to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A.)

10(e) Shareholder Account Servicing Agreement dated October 1, 1998, between the Registrant and U.S. Bank National Association (Incorporated by reference to Exhibit 9(d) to Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A.)

* 11 Opinion and Consent of Dorsey & Whitney LLP with respect to the legality of the securities being registered.

** 12 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters.

13(a) Administration Agreement dated as of January 1, 1995 between Registrant and SEI Financial Management Corporation. (Incorporated by reference to Exhibit (9)(a) to Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A.)

13(b) Transfer Agent Agreement dated as of March 31, 1994, between Registrant and Supervised Service Company, Inc. [superseded] (Incorporated by reference to Exhibit (9)(a) to Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

13(c)        Assignment Transfer Agency Agreement to DST Systems, Inc.
             [superseded] (Incorporated by reference to Exhibit (9)(c) to Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A, File No. 33-16905.)

13(d) Transfer Agency Agreement dated as of January 1, 1997 between Registrant and DST Systems, Inc.

* 14         Consent of KPMG LLP.

15           Not Applicable.

* 16         Powers of Attorney of Directors signing the Registration Statement.

* 17(a)      Form of Proxy Card.


---------------------------------------
*  Filed herewith.
** To be filed by amendment.

ITEM 17.  UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of a ruling of the Internal Revenue Service supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Oaks, Commonwealth of Pennsylvania, on the 20th day of October, 1999.

FIRST AMERICAN INVESTMENT FUNDS, INC.

By:      /s/ James R. Foggo
   ----------------------------------------
         James R. Foggo
         Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

SIGNATURE                                 TITLE                     DATE
---------                                 -----                     ----

         *                                Director                   **
---------------------------
Robert J. Dayton

         *                                Director                   **
---------------------------
Roger Gibson

         *                                Director                   **
---------------------------
Andrew M. Hunter III

         *                                Director                   **
---------------------------
Leonard W. Kedrowski

         *                                Director                   **
---------------------------
John M. Murphy, Jr.

         *                                Director                   **
---------------------------
Robert L. Spies

         *                                Director                   **
---------------------------
Joseph D. Strauss

         *                                Director                   **
---------------------------
Virginia L. Stringer


* By:    /s/ Christopher J. Smith
     --------------------------------------
         Christopher J. Smith
         Attorney in Fact


** October 20, 1999